UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Bowers Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

1200 G Street N.W.

Washington, DC 20005

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

4301 WILSON BOULEVARD

ARLINGTON, VA 22203-1860

1-800-258-3030

www.homesteadfunds.com

February 23, 2012

Dear Shareholder:

Enclosed is your copy of the 2011 Homestead Funds’ annual report. Please read it to better understand the performance of your investments last year.

Equities began 2011 under a cloud of uncertainty. European debt concerns, the possibility of a slowdown in China and fears of a “double-dip” recession in the U.S. topped the list of investor worries. In spite of these headwinds, however, stocks continued to climb until August, finally giving way to a decline that found its bottom in October. The ensuing fourth quarter rally left equities very close to where they began the year. Meanwhile, the bond market generated a modest positive return in 2011 thanks to a favorable investment environment.

Also impacting markets in 2011 was the Federal Reserve’s decision to reinvest interest and principal payments in fixed-income securities and to begin a new program to purchase government bonds with longer maturities. The program is designed to give consumers incentive to borrow money by pushing down rates on mortgages.

Thus far in 2012, both the economy and employment figures have looked promising. Additionally, business balance sheets have improved considerably, allowing for an increase in investment and dividends paid to shareholders. Another bright spot is the increase in consumer spending, which comprises a significant part of the economy. Investors also appear optimistic about America’s ability to weather the ripple effects from Europe and China, resulting in a more favorable outlook for stocks, in general.

In order to deal with market volatility and uncertainty, make sure that your asset allocation is in line with your financial goals, keeping in mind your tolerance for risk. A Homestead Funds’ representative is available to help you with this at no additional charge between the hours of 8:30 a.m. and 5:00 p.m. ET by calling 1-800-258-3030.

Sincerely,

Peter R. Morris

President and CEO

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 2/12

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

DECEMBER 31,

2011

annual report

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2011, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS

Throughout 2011, the Federal Reserve maintained its policy of historically low short-term interest rates, which was established in December 2008 with the goal of stimulating economic activity. The Federal Reserve held the federal funds target rate between 0.0% and 0.25% for the third full calendar year. Economic growth as measured by Gross Domestic Product (GDP), while sluggish at the beginning of the year, accelerated modestly through year-end. With only modest economic growth, interest rates in the cash and short-term markets continued to be driven by the accommodative monetary policies of the Federal Reserve.

In September, the Federal Reserve disclosed a program intended to put downward pressure on long-term interest rates by purchasing $400 billion of longer-dated Treasury securities and selling the same amount of short-term Treasury securities. The plan was designed to give consumers and companies added incentive to increase economic activity by pushing down rates on everything from mortgages to business loans. The Federal Reserve again announced that short-term interest rates would likely continue through mid-2013.

By the start of the fourth quarter, jobless claims were hovering around the key 400,000 level, and by November had finally broken through that level for most of the rest of the year, ending at 372,000. At its December meeting, the Federal Reserve noted an economy expanding moderately and reiterated its intention to maintain low interest rates through mid-2013.

Throughout the year, with the economy growing below trend, corporate issuance of short-term debt remained subdued. Corporate cash balances remain high, further lowering the need for companies to borrow in the short-term debt markets in which the Daily Income Fund invests.

FUND PERFORMANCE

The Daily Income Fund earned a total return of 0.01% for 2011. The seven-day effective annualized yield was 0.01% at December 31, unchanged from a year earlier. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

OUTLOOK

Looking ahead to 2012, indications are that the economy may have strengthened somewhat in the fourth quarter of 2011. Weekly jobless claims are holding at a level below 400,000, which is a good sign. Some economists are raising their GDP estimates for the fourth quarter. However, a return to consistent GDP growth of 2.5% to 3.5% is not yet evident. The Federal Reserve has indicated its intention to maintain low interest rates through mid-2013. So, once again, investors in the Daily Income Fund can anticipate a stable share price but little investment return until economic activity surprises to the upside, credit demand increases and the Federal Reserve moves away from its policy of maintaining short-term interest rates at historically low levels.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/11

Daily Income Fund	0.01%	1.40%	1.62%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD
Annualized 7-day effective yield quoted 12/31/11	0.01%

SECURITY DIVERSIFICATION	on 12/31/10	on 12/31/11
(% of total investments)

Commercial paper	71.9%	67.9%
U.S. Government obligations	21.8%	18.2%
Corporate notes	2.3%	4.2%
Short-term and other assets	4.0%	9.7%
Total	100.0%	100.0%

MATURITY	on 12/31/10	on 12/31/11

Average Weighted Maturity	48 days	51 days

Performance Evaluation	3

PERFORMANCE EVALUATION

Short-Term Government Securities Fund and Short-Term Bond Fund

MARKET CONDITIONS

The bond market generated a modest positive return in 2011 as the Federal Reserve’s stable zero interest rate monetary policy, slow economic growth, stubbornly high unemployment and a seemingly never-ending European sovereign debt crisis combined to maintain a favorable investment environment. While credit spreads leaked wider somewhat, particularly later in the year when new issues were priced at notable concessions, overall demand remained robust as strong corporate profitability and balance sheet liquidity offset generic economic concerns—with only financial issues showing pronounced weakness. The Federal Reserve’s Treasury bond-buying program (dubbed “QE2”) has ended, but the Fed has kept its balance sheet elevated by continuing to reinvest interest and principal payments in new securities, as well as by embarking on a new program referred to as “Operation Twist.” This latter program involves selling shorter-term Treasuries and buying longer-term Treasuries in a further effort to support housing and promote risk-taking. While Gross Domestic Product (GDP) over the four quarters ended 9/30/11 has risen by just 1.5%, a significant amount of this slowdown can be attributed to a handful of factors: weakness in imports (stemming from the aftereffects of the Japanese tsunami), inventory draw-downs and declining government spending. The December 2011 unemployment rate of 8.5% is still high relative to the ten-year average of 6.5%, but it is down from 9.4% a year earlier. The four-week rolling average of initial unemployment claims is well below the 400,000 mark, indicating a notable improvement in labor market conditions.

The European sovereign debt crisis has captured the markets’ attention, given the fact that a significant portion of European bank assets are comprised of sovereign debt that was generally considered riskless until late 2009. Interbank lending started to tighten as bank balance sheets grew riskier after sovereign debt downgrades, leading banks instead to keep funds on deposit with the European Central Bank (ECB). Rising credit spreads for many large European banks effectively shut them out of the unsecured term debt market and forced them to look to the ECB for funding, which stoked fears that a major bank failure would have serious repercussions and prompted investors to question the exposure of U.S. banks to Europe’s troubles. While the market had expected Europe to use its “big bazooka” (i.e., ECB-guaranteed sovereign debt), the ECB elected to offer three-year term funds to lenders with adequate collateral (including sovereign debt) to ease bank funding pressures. While this long-term refinancing operation (LTRO) is not the ultimate market solution, we believe this is a step in the right direction and will keep the European member countries on a more fiscally responsible course.

The consumer was expected to slow spending and possibly tip the economy back into recession, but has so far failed to cooperate, instead continuing to spend in the face of declining personal income (3.9% year over year at November 2011 compared to 5.3% at November 2010) by drawing down savings (3.5% vs. 5.1% a year ago). Retail sales in December rose 6.5% for 2011 compared to 7.6% in 2010, while auto sales averaged 12.7 million units in 2011 compared to 11.6 million in 2010, illustrating Detroit’s impressive rebound. Existing home sales were revised down by an average of 14% since 2007, which leaves sales averaging 4.27 million for 2011 through November, compared to 4.19 million for 2010. The Consumer Price Index (CPI), which may have peaked at 3.9% in September, has risen 3.4% for the twelve months ended November 2011 compared to 1.5% for 2010. Consumer confidence rose to 58.1 in 2011 from 54.5 in 2010, still lower than the five-year average of 63.3.

The Federal Reserve’s policymaking committee, the Federal Open Market Committee (FOMC), continues to maintain its federal funds rate target in a range of 0.00% to 0.25%. At its August 9th meeting, the FOMC announced that it anticipated keeping the federal funds

4	Performance Evaluation

rate exceptionally low through at least mid-2013, given its view of likely economic conditions going forward.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 2.03% in 2011 compared to the benchmark return of 3.36%. Relative underperformance was a result of the Fund’s shorter effective maturity relative to the benchmark index. While all of the Fund’s sectors contributed positively to performance, the mortgage-backed securities sector was the strongest relative performer for the year.

The Short-Term Bond Fund returned 1.90% in 2011 compared to the benchmark return of 3.10%. While most of the Fund’s sectors generated positive returns, mortgages disappointed, unable to continue a very strong showing as in 2010. Although the corporate sector overall was a solid performer, financial issuers were a noticeable drag on performance, particularly those of European origin. Municipal bonds were by far the strongest sector in the Fund in 2011.

OUTLOOK

It is difficult to make a case for the level of negative real interest rates that the bond market currently enjoys given rising GDP, CPI “core” inflation at over 2% and strong corporate profitability, yet the lingering effects of the financial crisis—millions of jobs lost, depressed housing markets and massive deficits—remain. While both the Federal Reserve and federal government have “pulled out all the stops” to stimulate economic activity after working to forestall an economic collapse in late 2008,

we believe that the response so far has been underwhelming given the resources employed.

Multiple programs to aid housing—foreclosure forbearance and ultra-low mortgage rates, for example—have proven to be of little use and may have prolonged the problem by not allowing the market to clear. Contrast this approach with that of Detroit’s automakers, which in order to survive, slashed production and stopped selling product below cost. The industry is now benefiting from increased demand and higher realized selling prices—an instructional case study.

Nonetheless, we believe the Federal Reserve will keep rates extremely low and its balance sheet elevated for the foreseeable future. Given the meager yields available from risk-free assets, we expect that this will keep demand for higher yielding securities firm throughout 2012. The passage of time, in our view, will heal many of the economy’s troubles, and at some point with a much lower unemployment rate and the market’s fixation on housing and Europe a distant memory, a tighter monetary policy will be contemplated. Given the Fed’s announcement that it will publicly communicate intentions more fully beginning in 2012, market participants should have ample warning. However, with today’s extremely low yield levels, any market reaction may be violent and well in advance of the actual event. Modest returns in 2012 seem to us like a reasonable outcome given the current monetary and economic backdrop.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/11

Short-Term Government Securities Fund	2.03%	3.61%	3.05%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	3.36%	4.77%	3.97%

SECURITY DIVERSIFICATION		on 12/31/10	on 12/31/11
(% of total investments)

Government-guaranteed agencies		47.0%	57.0%
U.S. Treasuries		20.0%	19.9%
Corporate bonds		15.8%	6.8%
Mortgage-backed securities		7.6%	5.9%
Municipal bonds		4.6%	5.2%
Asset-backed securities		3.3%	2.1%
Short-term and other assets		1.7%	3.1%
Total		100.0%	100.0%

MATURITY		on 12/31/10	on 12/31/11

Average Weighted Maturity		2.56 years	2.75 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/11

Short-Term Bond Fund	1.90%	4.82%	3.96%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	3.10%	4.81%	4.25%

SECURITY DIVERSIFICATION		on 12/31/10	on 12/31/11
(% of total investments)

Corporate bonds		32.1%	34.8%
Municipal bonds		15.8%	16.2%
Asset-backed securities		21.1%	14.8%
Yankee bonds		9.6%	13.6%
Mortgage-backed securities		14.0%	9.2%
U.S. Government obligations		4.8%	8.6%
Short-term and other assets		2.6%	2.8%
Total		100.0%	100.0%

MATURITY		on 12/31/10	on 12/31/11

Average Weighted Maturity		2.95 years	2.79 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS

U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters and, above all, global debt problems drove a “risk on-risk off” tug-of-war that characterized the year’s market activity.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track, and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate ultimately led to the Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed on a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the Euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

INDEX AND FUND PERFORMANCE

For the 12 months ended December 31, 2011, the Stock Index Fund returned 1.65%, while the broad market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index returned 2.11%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

For the year, U.S. stocks outperformed most international markets, given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, Utilities (+19.91%) led the index for 2011. The defensive Consumer Staples sector (+13.99%) performed well amid high volatility, as did Health Care stocks (+12.73%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, Financials (-17.06%) saw the largest losses. The more cyclical Materials (-9.75%) and Industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/11

Stock Index Fund	1.65%	–0.79%	2.27%
Standard & Poor’s 500 Stock Index	2.11%	–0.25%	2.92%

INDUSTRY DIVERSIFICATION	% of Total Net Assets at 12/31/11	*		% of Total Net Assets at 12/31/11	*

Information technology	18.9%		Consumer discretionary	10.7%
Financials	13.3%		Industrials	10.5%
Energy	12.2%		Utilities	3.8%
Health care	11.8%		Materials	3.5%
Consumer staples	11.4%		Telecommunication services	3.1%
			Short-term and other assets	0.8%
Total				100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 12/31/11	*		% of Total Net Assets at 12/31/11	*

Exxon Mobil Corp.	3.5%		General Electric Co.	1.7%
Apple Inc.	3.3%		Procter and Gamble Co. (The)	1.6%
International Business Machines Corp.	1.9%		AT&T Inc.	1.6%
Chevron Corp.	1.9%		Johnson & Johnson	1.6%
Microsoft Corp.	1.7%		Pfizer Inc.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS

The major market indexes followed an upward oscillating pattern through late July before falling significantly in August. The indexes found a bottom in October, rallying during the fourth quarter to end the year very close to where they started.

Initial forecasts for an improving business climate were replaced by hesitation in the markets and in the economy. The chief reasons included global supply chain disruptions caused by the Japanese tsunami, growing concerns about European sovereign debt and European banks, and the potential fallout from unresolved debt ceiling negotiations in the United States.

U.S. businesses remained cautious about capital investment and hiring in light of the prevailing political headwinds, and uncertainty surrounding regulation and tax policy remained. On the positive side, commodity prices eased, with crude oil hovering near $100 per barrel; inflation expectations were put off, at least for the near term; and consumer confidence improved in the second half of the year.

FUND PERFORMANCE

The Value Fund increased 1.60% for 2011, and its benchmark index, the unmanaged S&P 500 Index, increased 2.11%. The Fund’s slight underperformance was due to several factors, including its positions in the Industrials, Information Technology and Materials sectors, which lagged their respective index sectors. Contributing to performance, the Fund’s industry sectors for Energy, Financials and Health Care outpaced the results of the overall index. Top performing stocks in 2011 were Bristol-Myers Squibb Co., El Paso Corporation, Marathon Oil Corporation and Pfizer Inc. Laggards included Hospira Inc., Hewlett-Packard Company and Avery Dennison Corporation.

OUTLOOK

We believe that the outlook for the economy can be summed up as “improving.” Managements remain cautious overall, but appear prepared for a gradually expanding economic environment, rather than a contracting economy. Corporate balance sheets remain strong, giving companies the flexibility to deploy more capital when circumstances warrant. Real GDP growth in the U.S. for 2012 is expected to be 2.5 percent, slightly higher than the 1.8 percent growth rate of 2011. Commodity prices have been tempered as the Chinese and Indian economies have slowed. Signs point toward further expansion in these countries, but at a more measured pace. Housing in the United States has probably found its nadir, but it will take time to work through the inventory overhang and gain strength. Unemployment remains high and job growth anemic. Though core loan growth has been modest thus far, banks continue to recover from past excesses.

The present economic climate carries the lingering effect of a multi-decade expansion in financial leverage by individuals, private companies and public entities. We believe this deleveraging will need to continue over a longer period of time. Investors are increasingly more optimistic, though still cautious, about economic prospects. The upcoming U.S. national elections in November may provide further clarity.

In the meantime, companies continue to concentrate on improving operations and increasing efficiency. There is still a large and dynamic economy out there with attractive investment opportunities for investors. We remain committed to identifying them and maximizing value for our shareholders.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year		10 Year
periods ended 12/31/11

Value Fund	1.60%	–	0.87%	4.82%
Standard & Poor’s 500 Stock Index	2.11%	–	0.25%	2.92%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Health care	22.2%	Consumer discretionary	6.4%
Industrials	17.7%	Materials	6.1%
Information technology	17.5%	Consumer staples	3.9%
Energy	17.3%	Short-term and other assets	1.2%
Financials	7.7%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Bristol-Myers Squibb Co.	5.4%	Dow Chemical Co. (The)	3.7%
Intel Corp.	5.0%	Genuine Parts Co.	3.6%
Pfizer Inc.	4.4%	ConocoPhillips	3.5%
Abbott Laboratories	4.2%	Parker-Hannifin Corp.	3.5%
Chevron Corp.	3.9%	Dell Inc.	3.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET CONDITIONS

Major U.S. stock market indices were marked by strong volatility in 2011, trading over a wide range but ending the year essentially where they started. Economic and geopolitical concerns led to significant market swings, particularly in connection with the European sovereign debt crisis.

The Russell 1000 Growth Index posted positive results, with widely dispersed returns among sectors. The traditionally defensive Utilities and Consumer Staples sectors were by far the top performers, while the Materials sector was the weakest, ending the year deep in negative territory. Large-capitalization stocks significantly outperformed small- and mid-caps. Within the large-cap universe, growth outpaced value.

FUND PERFORMANCE

The Fund returned -2.09% for the one-year period, underperforming the Russell 1000 Growth Index, which returned 2.64%. Overall, stock selection and sector allocation both hurt relative returns. Among the primary detractors were Consumer Discretionary, Consumer Staples, and Health Care. Materials and Industrials and Business Services boosted relative results.

Stock selection in Consumer Discretionary significantly detracted from relative results. The cruise company Carnival Corporation was a major factor here, as concerns about the European debt crisis led investors to expect a decline in consumer spending.

A significant underweight in Consumer Staples, the second-strongest index sector, hurt as well. Increased market volatility led many investors to favor this defensive sector. We tend to maintain a relatively small exposure here, as consumer manufacturers are generally not in a position to sustain the double-digit earnings growth that we seek.

Health Care was another area of relative weakness, due to stock selection. Our holdings in biotechnology hurt here, most notably Human Genome Sciences and Dendreon Corporation, both of which faced slow sales for new drugs. We eliminated our position in Dendreon during the period. Elsewhere in the sector, shares of Express Scripts, Inc. have declined overall since the company agreed in July to purchase their larger rival, Medco Health Solutions Inc.

Materials helped, due to stock selection and a beneficial underweight to this bottom benchmark performer. Our position in Praxair, Inc., one of the largest industrial gas producers, helped here, as the company announced plans to acquire one of its suppliers. Our lack of exposure to Metals and Mining, the worst-performing industry in the sector, also helped.

Stock choices in Industrials and Business Services helped, as well, although our detrimental overweight partly offset that benefit. A leading holding was Fastenal Company, an industrial hardware supply company that continued to post strong sales, particularly among international and service end markets.

OUTLOOK

Concerns about sovereign debt in Europe, slowing growth in China and other emerging markets, and U.S. fiscal problems continue to worry investors, but we believe that the U.S. economy will continue to grow, albeit slowly. U.S. corporate fundamentals remain very robust, and the cycle of cost-cutting appears to be ending, which we think should lead to employment gains. We are focused on companies that can thrive and grow market share in this environment because we believe they will emerge as leaders when the recovery regains momentum. Short-term volatility presents an opportunity to acquire such names at bargain prices. Overall, we believe that the market will continue to reward our disciplined, fundamentals-based investment philosophy.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year		5 Year		10 Year
periods ended 12/31/11

Growth Fund*	–	2.09%		3.56%	2.21%
Russell 1000 Growth Index		2.64%		2.50%	2.60%
Standard & Poor’s 500 Stock Index		2.11%	–	0.25%	2.92%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Information technology	38.2%	Telecommunication services	2.6%
Consumer discretionary	18.0%	Materials	2.4%
Industrials	13.8%	Financials	1.6%
Health care	13.7%	Consumer staples	0.7%
Energy	8.2%	Short-term and other assets	0.8%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Apple Inc.	8.3%	Juniper Networks, Inc.	2.9%
Google Inc. (Class A)	5.3%	QUALCOMM, Inc.	2.9%
Amazon.com, Inc.	3.4%	MasterCard Inc.	2.7%
Danaher Corp.	3.2%	Crown Castle International Corp.	2.7%
Priceline.com, Inc.	3.0%	McKesson Corp.	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS

For 2011, major small-capitalization stock market indexes followed a pattern similar to their large-capitalization peers, gyrating through the end of July before declining significantly in August. Small-cap indexes reached their lows in early October and then rebounded in the fourth quarter. The small-cap benchmark Russell 2000 Index finished 2011 below where it began the year.

A number of factors combined to discourage investors during the summer, including concerns over European banks and European sovereign debt, the growing federal deficit in the United States and a disappointing economic recovery compared with initial expectations.

FUND PERFORMANCE

The Fund increased 0.58% for the year, while its benchmark index, the Russell 2000, decreased 4.18%. The Fund’s better than benchmark results were helped by overweight positions in the Industrials, Consumer Discretionary and Consumer Staples industries. Appreciation in the stock prices of Triumph Group Inc., Brinker International, Inc. and Dean Foods Company contributed significantly to outperformance. Positions in Rofin-Sinar Technologies, Cooper Tire & Rubber Company and Cimarex Energy Co. detracted.

New names added to the Fund during the year included: Computer Services, Inc., a provider of data processing services to financial institutions; Huntington Ingalls Industries Inc., a designer, builder and refurbisher of ships; PolyOne Corporation, a provider of thermoplastic compounds, specialty resins and polymer formulations, and color additive systems; and Encore Capital Group, Inc., a firm specializing in the collection of receivable portfolios.

OUTLOOK

As 2012 begins, the outlook for the economy is somewhat of a refrain from last year, with some indicators pointing toward improvement and others indicating a lack of the momentum necessary for an economic expansion. Corporate earnings are expected to increase, and the economic growth rate is forecast to be higher in 2012. Hiring and employment numbers have seen improvement, and businesses appear to be preparing for an economic expansion, albeit perhaps modest.

Financial leverage, regulation and tax and fiscal policy remain underlying issues that have transfixed investors. Some resolution of this will require the effort of policymakers to make more headway. Otherwise, it will be viewed as an unending exercise and continue to frustrate investors.

Given this backdrop, business decision makers remain appropriately cautious about their long-term investment and employment decisions. Regardless, today’s changing global economy demands that businesses and their management adapt to new challenges and opportunities. We remain committed to uncovering companies that reflect these efforts and show prospects for improving their competitive positions and financial returns.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year		5 Year	10 Year
periods ended 12/31/11

Small-Company Stock Fund		0.58%	5.40%	9.50%
Russell 2000 Index	–	4.18%	0.15%	5.62%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Industrials	27.4%	Financials	6.2%
Consumer staples	14.0%	Energy	5.6%
Consumer discretionary	12.0%	Health care	3.4%
Information technology	7.8%	Short-term and other assets	16.0%
Materials	7.6%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Triumph Group, Inc.	4.2%	STERIS Corp.	3.4%
iShares Russell 2000 Value Index	3.6%	United Natural Foods, Inc.	3.4%
Applied Industrial Technologies, Inc.	3.5%	iShares S&P SmallCap 600 Value Index	3.2%
Cracker Barrel Old Country Store, Inc.	3.5%	Belden Inc.	3.2%
Dean Foods Co.	3.4%	Carlisle Companies Inc.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS

In 2011, challenges in the already volatile and risk averse global investment environment persisted. In Europe, the sovereign debt crisis deepened as politicians argued over potential solutions. In Japan, a devastating earthquake and tsunami rattled investors and global supply chains. In China and many emerging markets, sentiment swung from concern over inflation at the beginning of the year to concern about a hard economic landing. Adding to these economic difficulties, geopolitical tensions stemming from the Arab Spring fed instability in the Middle East.

FUND PERFORMANCE

For the twelve-month period ending December 31, 2011, the Fund returned -16.55% versus MSCI EAFE, which returned -12.14%.

Concerns in Europe and other parts of the world caused a retrenchment in investors’ willingness to take risk. Safe haven sectors, countries and currencies were clear outperformers as investors sought to preserve capital while increasingly compelling valuations in other areas were largely ignored. Over the past 12 months, momentum drove much of the market, meaning that expensive, or overvalued, stocks became more expensive, while undervalued, out of favor stocks became cheaper.

Following several years of limited exposure to stocks in the financial services sector, our research in early 2011 began to indicate a value opportunity, particularly in Europe. This sector was under severe distress resulting from the sovereign debt crisis, and many banks had raised additional equity capital to protect themselves from further asset deterioration. Investors were fleeing these stocks as fears of government defaults, further dilutive capital increases and deposit flight gripped the market. We have always believed that points of extreme fear and pessimism can result in excellent investment opportunities when coupled with sound analysis. In the second quarter, these conditions led us to increase our exposure to a handful of high-quality European financials that we believed to be significantly mispriced. One of the challenges of value investing is that these decisions can be made too early, and this held true for our decision to invest in European financials, which were the single largest contributor to underperformance in 2011. We believe that these stocks hold potential in coming years and that our early positioning stands to benefit investors when sentiment turns in this under-owned sector.

OUTLOOK

Moving into 2012, Europe remains center-stage. While the crisis intensified, political and economic developments toward the end of 2011 were positive steps. The ECB’s provision of unlimited three-year funding to banks and the purchase of southern European government debt in the secondary market began to address both the banking and sovereign aspects of the crisis. In addition, we believe that discussions on fiscal integration, led by France and Germany, are a major move in the right direction. That these actions have arrived late means the risk of economic recession in Europe has grown, but we also believe that the Euro will stay intact and that there will be a successful resolution to the crisis, with the end result being a more fiscally and politically integrated European bloc.

Japan continues to recover following the earthquake and tsunami. In the rest of Asia, economic growth has decelerated but remains relatively robust. It appears that authorities in China have indeed managed to cool inflation while avoiding a hard landing. This is critical to the rest of the world since China remains the most meaningful driver of global economic growth. Valuations of Chinese and other emerging markets stocks have become more appealing over the past year, and we continue to look for opportunities to invest in developing countries.

It has become axiomatic that investing with conviction and patience, especially during periods of extreme pessimism, is eventually rewarded. We remain optimistic about our current portfolio because it is a result of an unchanged fundamental discipline that has allowed us to outperform in the long run.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year		5 Year		10 Year
periods ended 12/31/11

International Value Fund*	–	16.55%	–	4.94%	3.95%
MSCI® EAFE® Index	–	12.14%	–	4.72%	4.67%

COUNTRY DIVERSIFICATION	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Japan	20.8%	Hong Kong	3.4%
Switzerland	13.0%	Singapore	2.1%
Britain	12.0%	Norway	2.1%
France	10.2%	Israel	2.0%
Germany	7.1%	Brazil	1.9%
Spain	4.2%	Australia	1.2%
Netherlands	4.1%	China	0.9%
Republic of South Korea	3.9%	Finland	0.9%
Italy	3.9%	Portugal	0.5%
Thailand	3.4%	Short-term and other assets	2.4%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/11		% of Total Investment at 12/31/11

Sumitomo Corp.	2.5%	PTT Public Company Ltd.	2.3%
Tesco PLC	2.5%	WPP Group PLC	2.3%
Bridgestone Corp.	2.5%	BAE Systems PLC	2.3%
Roche Holding AG	2.4%	Daiichi Sankyo Co., Ltd.	2.3%
Total SA	2.3%	Banco Bilbao Vizcaya Argentaria SA	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held through December 31, 2011.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares or exchange your shares for shares of another Fund less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2011
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.10	$0.54	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.92	$0.55	0.11%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,011.05	$3.44	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.46	0.68%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,003.20	$3.74	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.77	0.74%

STOCK INDEX FUND[b]
Actual Return	$1,000.00	$970.27	$3.10	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$3.19	0.63%

VALUE FUND
Actual Return	$1,000.00	$953.91	$3.50	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.62	0.71%

GROWTH FUND
Actual Return	$1,000.00	$947.68	$4.67	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.84	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$945.86	$4.96	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$5.15	1.01%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$806.62	$4.49	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$5.05	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homestead funds.com or upon request by calling 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge upon request by calling 1-800-258-3030 and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“REA”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock

Fund and the Value Fund, and the supervision of the subadvisers to the Growth Fund and the International Value Fund (each, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and REA in 2011, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 27-28, 2011 meeting.

In preparation for this consideration and approval, the Funds’ outside counsel requested that REA provide written materials including significant information about REA’s affiliates, personnel and operations. Pursuant to this request, REA provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds; and (j) REA’s business continuity plan.

The Board reviewed the proposed reapproval of the Investment Management Agreements with the management of REA and with legal counsel. The Board also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed approval. During the meeting, the Directors had an opportunity to discuss this information with REA managers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Independent Directors subsequently

20	Regulatory and Shareholder Matters

discussed the proposed approval in detail during an executive session at which no representatives of REA were present.

The Directors took into account their multi-year experience as a board and particularly their consideration of Investment Management Agreements in recent years. To focus its review, the Board asked REA management to highlight in its oral presentations any material differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove. There were none.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In its deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the following:

Nature, Extent and Quality of Services.    The Board reviewed the services provided by REA, and the Board, including the Independent Directors, found that REA continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of REA’s services specifically, the Board focused on the favorable attributes of REA, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; and (iv) a favorable history and reputation. The Board discussed with senior officers of REA any personnel changes made, noting that the investment management staff had experienced very little turnover.

Investment Performance of the Funds and the Adviser.    The Board examined the performance information for the Funds provided by REA. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2010, and compared the returns to those of the Funds’ peer universes for the same time periods, as well as the comparative returns for the trailing 12 months ending June 30, 2011.

Daily Income Fund

The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.01% for the trailing 12 months ending June 30, 2011, and its seven-day effective annualized yield was 0.01%. The Board discussed the decline in performance compared to 2010 and noted management’s explanation that low returns were a direct result of the Fed’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board noted that a significant amount of the advisory fees that it received from the Daily Income Fund were waived in 2010. Also, the Board considered the challenges confronted by management due to recently amended Rule 2a-7 of the Investment Company Act of 1940, as amended, which among other things, makes it difficult to partially offset the lower returns by lengthening the Fund’s average maturity. The Board noted that the average maturity of the Fund was 37 days on June 30, 2010, and 47 days on June 30, 2011. Lastly, the Board discussed the change of the portfolio manager for the Fund, which occurred in November 2010.

Short-Term Government Securities Fund

Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund returned 1.60% for the trailing 12 months ending June 30, 2011, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which was 2.16% for the same period. The Board considered management’s explanation that the Fund’s relative underperformance to its benchmark was a result of the Fund’s lower exposure to U.S. Treasuries and shorter maturity than the benchmark index. It also considered that the Fund outperformed all of the four funds in its peer group for the 12 month period.

Short-Term Bond Fund

Next, the Board reviewed the strong performance of the Short-Term Bond Fund, noting that the Fund returned 3.42% for the trailing 12 months ending June 30, 2011, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which was 2.96% for the same period. It also found that the Fund

Regulatory and Shareholder Matters	21

outperformed three of the four funds in its peer group for the 12 month period. Additionally, the Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-ups in several publications, which noted the Fund’s strong performance relative to peer funds.

Stock Index Fund

The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund returned 29.94% for the trailing 12 months ending June 30, 2011, which was comparable to the Standard & Poor’s 500 Stock Index’s return of 30.69% for the same time period, indicating minimal tracking error.

Value Fund

The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund returned 29.99% for the trailing 12 months ending June 30, 2011, while its benchmark, the Standard & Poor’s 500 Stock Index, returned 30.69% for the same period. It also found that the Fund outperformed three of the four funds in its peer group for the 12 month period. The Board noted the recognition that management has received in connection with the relatively strong performance of the Fund, including the Fund’s favorable write-up in several publications.

Growth Fund

Next, the Board reviewed the Growth Fund’s performance, noting that the Fund returned 33.87% for the trailing 12 months ending June 30, 2011, while its two benchmark indices, the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index, returned 35.01% and 30.69%, respectively, for the same period. It also found that the Fund outperformed one out of the four funds in its peer group.

Small-Company Stock Fund

Next, the Board reviewed the strong performance of the Small-Company Fund, which outperformed its benchmark index for the trailing 12 months ending June 30, 2011, returning 41.35%, while the Russell 2000 Index returned 37.41% for the same period. It also found that the Fund outperformed each of the funds in its peer group for the 12 month period. The Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-ups in several publications, which noted the Fund’s strong performance relative to peer funds.

International Value Fund

The Board compared the International Value Fund’s performance for the trailing 12 months ending of June 30, 2011, to its benchmark, noting that the Fund, which had a return of 27.67% during that time period, underperformed the MSCI EAFE Index, which returned 30.36%. The Board noted management’s explanation that this underperformance is primarily attributable to the fact that riskier assets, such as emerging markets, small-caps and highly leveraged companies, came back in favor with investors, while the more defensive, high-quality companies, such as those in the Fund, lagged. In short, Mercator’s investment style has been out of favor in the near term.

In view of the information presented, the Board concluded that Fund’s investment performances met expectations, and, in some cases, far exceeded expectations.

Comparative Fees and Expense Ratios.    The Board examined fee and expense information for the Funds, as compared to other funds in each Fund’s peer group. The Board determined that the expense ratio for each equity Fund generally was near the median for its peer group. The Board recognized that the Growth Fund and Small-Company Stock Fund both experienced significant growth in terms of net assets in the past year. Despite this asset growth, both Funds remain relatively small in terms of asset size in comparison to the funds in their respective peer groups and the total fees received by REA from each Fund continue to be relatively modest. While the management fee and expense ratio for each fixed-income Fund was higher than the median for its peer group, the Board noted each Fund’s small size in terms of assets relative to the funds in the respective peer group. As a consequence, the Board found that the total income REA earns at the current levels of fees at these Funds remains modest.

The Board also discussed the services provided to the Funds by REA, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They determined that the Funds’ figures were within the

22	Regulatory and Shareholder Matters

applicable peer group range. In addition, the Board considered its discussion with representatives of REA about the fees being charged to the Funds and considered the other administrative services provided by REA to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ unique client base. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

Cost of Services and Profits Realized by the Adviser.    The Board considered the cost of the services provided by REA. The Board reviewed the information it had requested from REA concerning its profitability from the fees and the services provided to the Funds and the financial condition of REA for various past periods. The Board considered the profit margin information for REA’s investment company business as a whole, as well as REA’s profitability data for the Funds. The Board reviewed REA’s assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also discussed with REA the basis for its belief that its methods of allocation were reasonable and consistent across its business.

The Board noted and discussed the additional services provided by REA to the Funds compared to other investment products managed by REA, and noted that, in the cases of the Growth Fund and International Value Fund, REA, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that REA should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board also recognized that REA had made significant investments in the business of the Funds and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that REA’s level of profitability was low due to the increase in expense limitation for the Daily Income Fund.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep certain Funds’ total annual operating expenses from exceeding specified amounts. Additionally, the Board considered REA’s voluntary commitment to waive Daily Income Fund expenses to the extent necessary to maintain a positive yield.

Economies of Scale.    The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits.    The Board considered other actual and potential financial benefits that REA may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through REA and NRECA.

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the management fee rate and projected total expense ratios were reasonable in relation to the services to be provided to the Funds.

Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of their reasonable judgment.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISOR AGREEMENT

(Growth Fund only). REA, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day investment management assets of the Growth Fund, a series of Homestead.

At its September 27-28, 2011 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the subadvisory fees that T. Rowe Price charges

Regulatory and Shareholder Matters	23

compared with the fees charged in connection with mutual funds comparable to the Growth Fund; (e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

The Board based its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of the services that is provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board further concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders, and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price.    The Board examined the performance information for the Fund provided by T. Rowe Price. The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last two calendar years, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period, and compared the returns to those of the Fund’s peer universe for the same time period. The Board noted that that the Fund returned 33.87% for the trailing 12 months ending June 30, 2011, while its two benchmark indices, the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index, returned 35.01% and 30.69%, respectively, for the same period.

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth

24	Regulatory and Shareholder Matters

Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios.    The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2012. The Board noted REA’s and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price.    The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that REA would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price.    The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters.

The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT

(International Value Fund only). REA, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator Asset Management, L.P. (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of Homestead.

At its September 27-28, 2011 meeting, the Board requested and received written materials from Mercator regarding: (a) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds comparable to the International Value Fund; (e) Mercator’s compliance program; and (f) Mercator’s disaster recovery plan.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;

Regulatory and Shareholder Matters	25

•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory

Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and the Sub-Adviser.    The Board examined the performance information for the Fund provided by Mercator. It was reminded that Mercator became the Fund’s sub-adviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended June 30, 2011, and compared the returns to those of the Fund’s peer universes for the same time periods. The Board compared the International Value Fund’s performance for the trailing 12 months ending of June 30, 2011, to its benchmark, noting that the Fund, which had a return of 27.67% during that time period, underperformed its benchmark index, which returned 30.36%. The Board noted management’s explanation that this underperformance is primarily attributable to the fact that riskier assets, such as emerging markets, small-caps and highly leveraged companies, came back in favor with investors, while the more defensive, high-quality companies, such as those in the Fund, lagged.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios.    The Board considered the fees paid to Mercator under the current Subadvisory Agreement. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods.

26	Regulatory and Shareholder Matters

This information included comparison of the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Value Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2012. The Board noted REA’s and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by

Mercator.    The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that REA would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator.     The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, no single factor was determinative to the Board’s decision.

Regulatory and Shareholder Matters	27

PORTFOLIO OF INVESTMENTS: Daily Income Fund

December 31, 2011

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value
(4.2% of portfolio)

General Electric Capital Corp.	5.88%	02/15/12	$485,000	$488,253
General Electric Capital Corp.	5.00	04/10/12	1,593,000	1,613,228
General Electric Capital Corp.	6.00	06/15/12	1,000,000	1,024,945
General Electric Capital Corp.	3.50	08/13/12	1,105,000	1,124,393
John Deere Capital Corp.	5.35	01/17/12	1,100,000	1,102,360
John Deere Capital Corp.	7.00	03/15/12	479,000	485,394
Pepsico, Inc.	5.15	05/15/12	1,368,000	1,392,291
Wal-Mart Stores, Inc.	5.00	04/05/12	1,000,000	1,012,425
Total Corporate Notes (Cost $8,243,289)				8,243,289

COMMERCIAL PAPER
(67.9% of portfolio)

Air Liquide US LLC (a)	0.15	01/09/12	3,000,000	2,999,900
Air Liquide US LLC (a)	0.18	01/09/12	6,500,000	6,499,740
American Honda Finance Corp.	0.10	01/06/12	3,000,000	2,999,958
Coca-Cola Co. (a)	0.15	01/05/12	3,000,000	2,999,950
Coca-Cola Co. (a)	0.14	01/19/12	3,500,000	3,499,755
Coca-Cola Co. (a)	0.10	04/16/12	3,000,000	2,999,117
E.I. Du Pont De Nemours & Co. (a)	0.14	03/20/12	5,000,000	4,998,464
Exxon Mobil Corp.	0.03	01/24/12	5,000,000	4,999,904
General Electric Capital Corp.	0.15	03/01/12	1,200,000	1,199,700
General Electric Capital Corp.	0.18	03/13/12	2,000,000	1,999,280
General Electric Capital Corp.	0.17	03/30/12	750,000	749,685
Google Inc. (a)	0.04	01/27/12	3,935,000	3,934,886
International Business Machines Corp. (a)	0.05	01/25/12	6,000,000	5,999,800
John Deere Bank SA (a)	0.09	01/06/12	3,000,000	2,999,963
John Deere Bank SA (a)	0.05	01/12/12	2,000,000	1,999,969
John Deere Credit Inc. (a)	0.11	01/23/12	2,935,000	2,934,803
Johnson & Johnson (a)	0.07	01/05/12	7,000,000	6,999,946
Johnson & Johnson (a)	0.06	03/21/12	2,000,000	1,999,733
L’Oreal USA Inc. (a)	0.07	02/07/12	3,000,000	2,999,784
L’Oreal USA Inc. (a)	0.06	02/22/12	2,100,000	2,099,818
L’Oreal USA Inc. (a)	0.07	02/27/12	4,350,000	4,349,518
Metlife Funding Inc.	0.07	01/10/12	5,000,000	4,999,913
Nestle Capital Corp. (a)	0.05	02/10/12	550,000	549,969
PACCAR Financial Corp.	0.06	01/05/12	1,200,000	1,199,992
PACCAR Financial Corp.	0.05	01/19/12	3,000,000	2,999,925
PACCAR Financial Corp.	0.07	01/25/12	1,675,000	1,674,922
PACCAR Financial Corp.	0.07	01/27/12	1,050,000	1,049,947
PACCAR Financial Corp.	0.12	02/03/12	2,100,000	2,099,769
PepsiCo, Inc. (a)	0.07	01/09/12	4,000,000	3,999,938
PepsiCo, Inc. (a)	0.07	01/17/12	2,000,000	1,999,938
PepsiCo, Inc. (a)	0.05	02/21/12	2,000,000	1,999,858
Pfizer Inc. (a)	0.03	01/12/12	1,000,000	999,991
Procter & Gamble Co. (a)	0.10	01/26/12	3,500,000	3,499,757
Procter & Gamble Co. (a)	0.07	03/21/12	3,000,000	2,999,533
Procter & Gamble Co. (a)	0.07	03/27/12	810,000	809,865
Procter & Gamble Co. (a)	0.12	05/01/12	1,700,000	1,699,314
Total Capital Canada, Ltd. (a)	0.03	01/12/12	1,500,000	1,499,986
Total Capital Canada, Ltd. (a)	0.12	01/18/12	4,000,000	3,999,773
Total Capital Canada, Ltd. (a)	0.13	02/29/12	2,000,000	1,999,574
Total Capital Canada, Ltd. (a)	0.07	03/15/12	2,000,000	1,999,712
Toyota Motor Credit Corp.	0.04	01/20/12	1,800,000	1,799,962
Toyota Motor Credit Corp.	0.08	01/25/12	3,000,000	2,999,840
Toyota Motor Credit Corp.	0.06	02/06/12	3,500,000	3,499,790
UBS Finance Delaware LLC	0.20	01/26/12	7,500,000	7,498,958
UBS Finance Delaware LLC	0.20	01/30/12	2,000,000	1,999,678
Total Commercial Paper (Cost $132,143,577)				132,143,577

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)

December 31, 2011

U.S. GOVERNMENT OBLIGATIONS	Interest Rate		Maturity Date	Face Amount	Value

(18.2% of portfolio)

U.S. Treasury Note	1.13	%(b)	01/15/12	$9,000,000	$9,003,671
U.S. Treasury Note	1.38	(b)	03/15/12	5,000,000	5,013,263
U.S. Treasury Note	1.38	(b)	04/15/12	3,000,000	3,011,080
U.S. Treasury Note	4.88	(b)	06/30/12	7,000,000	7,166,653
U.S. Treasury Note	1.50	(b)	07/15/12	5,000,000	5,037,519
U.S. Treasury Note	4.38	(b)	08/15/12	6,000,000	6,159,218
Total U.S. Government Agency Obligations (Cost $35,391,404)					35,391,404

MONEY MARKET ACCOUNT				Shares
(9.7% of portfolio)

State Street Institutional Liquid Reserves Fund	0.15	(c)		18,956,604	18,956,604
Total Money Market Account (Cost $18,956,604)					18,956,604
TOTAL INVESTMENTS IN SECURITIES (Cost $194,734,874)—100%					$194,734,874

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. Total of such securities at period-end amounts to $88,372,354 and represents 45.4% of total investments.
(b)	Zero coupon. Rate represents the yield on investment.
(c)	7-day yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund

December 31, 2011

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(2.1% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$12,631	$12,981
Small Business Administration 98-20D	6.15		04/01/18	21,799	23,698
Small Business Administration 98-20E	6.30		05/01/18	22,534	24,589
Small Business Administration 98-20H	6.15		08/01/18	9,871	10,732
Small Business Administration 99-20D	6.15		04/01/19	35,961	39,318
Small Business Administration 04-20B	4.72		02/01/24	87,101	94,940
Small Business Administration 04-20C	4.34		03/01/24	116,789	126,318
Small Business Administration 05-10E	4.54		09/01/15	29,412	30,612
Small Business Administration Pool # 100075	3.50		05/25/19	32,474	32,693
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	4,677	4,738
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	13,464	13,470
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	38,492	38,388
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	3,092	3,125
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	30,095	30,301
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	21,870	21,885
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	5,305	5,289
Small Business Investment Companies 02-20K	5.08		11/01/22	34,496	37,724
Small Business Investment Companies 02-P10B	5.20		08/10/12	56,652	57,935
Small Business Investment Companies 03-10A	4.63		03/10/13	391,815	404,453
Small Business Investment Companies 03-10B	3.39		03/01/13	11,517	11,632
Small Business Investment Companies 03-P10A	4.52		02/10/13	5,125	5,278
Small Business Investment Companies 03-P10B	5.14		08/10/13	26,120	27,326
Small Business Investment Companies 04-10A	4.12		03/10/14	131,437	136,577
Small Business Investment Companies 04-10B	4.68		09/10/14	192,753	202,404
Small Business Investment Companies 04-P10A	4.50		02/10/14	26,626	27,423
Small Business Investment Companies 05-10B	4.94		09/10/15	167,653	180,798
Small Business Investment Companies 05-P10A	4.64		02/10/15	41,312	43,918
Small Business Investment Companies 07-10A	5.38		03/10/17	77,842	85,552
Total Asset Backed Securities (Cost $1,619,487)					1,734,097

MORTGAGE BACKED SECURITIES
(5.9% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	752,416	757,007
GNMA #2602	6.00		06/20/28	53,988	61,357
GNMA #2707	5.50		01/20/14	4,817	5,230
GNMA #8004	1.63	(a)	07/20/22	23,724	24,404
GNMA #8006	1.63	(a)	07/20/22	23,649	24,327
GNMA #8038	1.63	(a)	08/20/22	14,435	14,849
GNMA #8040	2.00	(a)	08/20/22	37,418	38,698
GNMA #8054	2.13	(a)	10/20/22	9,148	9,431
GNMA #8076	2.13	(a)	11/20/22	15,378	15,853
GNMA #8102	4.00	(a)	02/20/16	3,897	4,085
GNMA #8103	4.00	(a)	02/20/16	16,573	17,380
GNMA #8157	2.38	(a)	03/20/23	25,225	26,081
GNMA #8191	2.38	(a)	05/20/23	43,210	44,719
GNMA #8215	2.38	(a)	04/20/17	3,143	3,253
GNMA #8259	1.63	(a)	08/20/23	12,400	12,755
GNMA #8297	4.00	(a)	12/20/17	10,627	11,180
GNMA #8332	3.50	(a)	03/20/18	7,482	7,832
GNMA #8344	3.50	(a)	04/20/18	17,566	18,338
GNMA #8384	2.38	(a)	03/20/24	6,371	6,587
GNMA #8393	4.00	(a)	08/20/18	6,915	7,248
GNMA #8400	2.00	(a)	08/20/18	9,813	10,148
GNMA #8405	4.00	(a)	09/20/18	10,768	11,287
GNMA #8423	2.38	(a)	05/20/24	7,515	7,777
GNMA #8429	4.00	(a)	11/20/18	12,270	12,909
GNMA #8459	1.63	(a)	07/20/24	11,933	12,275

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

GNMA #8499	3.00	%(a)	05/20/19	$8,094	$8,434
GNMA #8518	2.13	(a)	10/20/24	11,304	11,653
GNMA #8532	2.50	(a)	10/20/24	15,518	16,097
GNMA #8591	2.38	(a)	02/20/25	36,209	37,437
GNMA #8638	2.38	(a)	06/20/25	13,235	13,697
GNMA #8648	1.63	(a)	07/20/25	21,831	22,457
GNMA #8663	2.00	(a)	07/20/25	16,968	17,548
GNMA #8680	3.50	(a)	08/20/20	14,964	15,658
GNMA #8687	2.50	(a)	08/20/25	4,312	4,478
GNMA #8702	3.00	(a)	10/20/20	6,163	6,418
GNMA #8747	2.13	(a)	11/20/25	11,936	12,304
GNMA #8807	1.63	(a)	07/20/21	15,120	15,553
GNMA #8836	1.63	(a)	09/20/21	13,273	13,653
GNMA #8847	2.38	(a)	04/20/26	14,271	14,770
GNMA #8869	2.13	(a)	11/20/21	42,717	44,036
GNMA #8873	2.50	(a)	11/20/21	20,140	20,890
GNMA #8877	2.38	(a)	05/20/26	3,500	3,622
GNMA #8883	2.13	(a)	12/20/21	15,559	16,039
GNMA #8915	2.38	(a)	02/20/22	14,829	15,332
GNMA #8934	2.38	(a)	03/20/22	25,586	26,454
GNMA #8978	2.38	(a)	05/20/22	62,673	64,862
GNMA #80053	2.38	(a)	03/20/27	3,038	3,141
GNMA #80058	2.38	(a)	04/20/27	3,225	3,337
GNMA #80185	2.38	(a)	04/20/28	30,385	31,447
GNMA #80264	2.25	(a)	03/20/29	31,098	32,108
GNMA #80283	2.38	(a)	05/20/29	20,146	20,849
GNMA #80300	1.63	(a)	07/20/29	18,791	19,329
GNMA #80309	1.63	(a)	08/20/29	7,791	8,015
GNMA #80363	2.25	(a)	01/20/30	64,441	66,533
GNMA #80426	1.63	(a)	07/20/30	2,730	2,808
GNMA #80452	1.63	(a)	09/20/30	18,015	18,531
GNMA #80475	1.88	(a)	12/20/30	35,010	36,128
GNMA #80577	1.75	(a)	02/20/32	5,421	5,630
GNMA #80684	2.38	(a)	04/20/33	15,065	15,592
GNMA #81129	3.50	(a)	10/20/34	415,332	433,778
GNMA #510280	6.00		08/15/14	5,474	5,984
GNMA #583189	4.50		02/20/17	42,859	46,548
GNMA #607494	5.00		04/15/19	27,272	29,968
GNMA #616274	5.00		02/15/19	28,907	31,548
GNMA 1996-4	7.00		04/16/26	4,429	5,010
GNMA 2001-53	5.50		10/20/31	26,740	28,073
GNMA 2001-53	0.63	(a)	10/20/31	4,932	4,940
GNMA 2002-15	5.50		11/20/31	48,215	51,189
GNMA 2002-20	4.50		03/20/32	23,241	24,944
GNMA 2002-88	5.00		05/16/31	20,834	21,072
GNMA 2003-11	4.00		10/17/29	40,513	43,205
GNMA 2003-12	4.50		02/20/32	22,163	23,336
GNMA 2003-26	0.73	(a)	04/16/33	12,969	13,030
GNMA 2003-97	4.50		03/20/33	53,309	57,048
GNMA 2004-17	4.50		12/20/33	127,452	136,972
GNMA 2004-102	5.50		04/20/34	71,373	81,808
GNMA 2005-56	5.00		08/20/31	29,358	29,571
GNMA 2007-30	5.50		03/20/35	29,634	29,618
GNMA 2008-50	5.50		06/16/38	367,351	370,172
GNMA 2010-113	2.50		02/16/40	762,393	794,659
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	895,834	907,210
Total Mortgage Backed Securities (Cost $4,833,048)					4,999,533

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2011

MUNICIPAL BONDS	Interest Rate/ Yield		Maturity Date	Face Amount	Value
(5.2% of portfolio)

Arizona State University	5.38%		07/01/19	$ 700,000	$ 716,884
Bel Aire, Kansas	7.50		05/01/35	435,000	471,736
Bel Aire, Kansas	7.75		05/01/41	555,000	603,684
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	85,000	85,550
Illinois Housing Development Authority, Illinois	4.13		10/20/16	945,000	963,768
Miami-Dade County, Florida Educational Facilities Authority	4.32		04/01/12	695,000	701,255
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	604,453
Michigan State Housing Development Authority	4.40		04/20/13	180,000	183,139
Total Municipal Bonds (Cost $4,292,055)					4,330,469

CORPORATE BONDS
(6.8% of portfolio)

Ally Bank	1.00		06/10/13	250,000	250,431
American Express Centurion Bank	1.40		10/06/14	250,000	249,569
Bank of the Cascades	2.65		02/12/12	1,000,000	1,002,252
BMW Bank of North America	1.00		06/10/13	250,000	250,431
CIT Bank	1.10		11/25/13	250,000	249,609
Discover Bank	1.35		06/16/14	250,000	250,490
FirstBank Puerto Rico	1.65		02/20/13	250,000	252,497
GE Capital Financial Inc.	1.00		06/10/13	250,000	250,431
GE Money Bank	1.75		07/23/13	250,000	253,477
GMAC LLC	2.20		12/19/12	500,000	509,535
Goldman Sachs Bank USA	1.50		11/24/14	250,000	249,290
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,004,819
Rowan Companies Inc.	2.80		10/20/13	451,405	454,664
Southern Community Bank & Trust	0.97	(a)	02/18/14	250,000	249,692
State Bank of India NY	1.10		09/23/13	250,000	250,155
Total Corporate Bonds (Cost $5,700,453)					5,727,342

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(76.9% of portfolio)

FDIC Structured Sale Guaranteed Notes (b)	0.00	(c)	10/25/12	1,500,000	1,488,135
Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,625,890
Government Trust Certificate (Sri Lanka Trust)	1.01	(a)	06/15/12	12,500	12,481
National Archives Facility Trust	8.50		09/01/19	41,197	51,823
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,239,370
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,098,425
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,117,320
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,557,990
Overseas Private Investment Corp.	4.10		11/15/14	87,920	91,924
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,007,620
Overseas Private Investment Corp.	1.05	(e)	12/09/16	2,000,000	2,004,160
Overseas Private Investment Corp.	1.62	(d)	12/14/14	299,336	307,564
Overseas Private Investment Corp.	3.56	(d)	12/14/14	3,500,000	4,018,000
Overseas Private Investment Corp.	3.74		04/15/15	63,807	66,117
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,137,600
Overseas Private Investment Corp.	4.81	(e)	07/12/16	1,000,000	1,214,180
Overseas Private Investment Corp.	4.87	(e)	09/07/16	700,000	862,855
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,232,650
Overseas Private Investment Corp.	3.62		09/15/16	39,220	42,169
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,450,390
Overseas Private Investment Corp.	1.01	(e)	12/10/17	2,500,000	2,502,950
Overseas Private Investment Corp.	1.55	(e)	03/15/18	1,600,000	1,608,064
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,259,784
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,039,830
Overseas Private Investment Corp.	2.00	(e)	06/10/18	1,500,000	1,572,525
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,074,510
Overseas Private Investment Corp.	3.37		05/15/21	974,232	1,031,810

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2011

	Interest Rate/ Yield		Maturity Date	Face Amount	Value
(U. S. Government and Agency Obligations continued)

Overseas Private Investment Corp.	2.07%		05/15/21	$1,000,000	$1,008,820
Philippine Power Trust I (b)	5.40		09/26/18	416,667	465,017
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,177,880
Private Export Funding Corp.	2.13		07/15/16	500,000	519,856
SALLIE MAE	7.30		08/01/12	1,875,000	1,950,923
U.S. Department of Housing and Urban Development	6.33		08/01/13	129,000	129,190
U.S. Department of Housing and Urban Development	6.93		08/01/13	340,000	340,742
U.S. Department of Housing and Urban Development	7.72		08/01/13	340,000	340,575
U.S. Department of Housing and Urban Development	7.63		08/01/14	70,000	70,398
U.S. Department of Housing and Urban Development	7.91		08/01/17	197,000	198,048
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,030,089
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,084,138
U.S. Department of Housing and Urban Development	7.93		08/01/18	420,000	422,229
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	514,959
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,029,408
United States Treasury Note	1.38		05/15/12	4,000,000	4,019,532
United States Treasury Note	1.50		07/15/12	1,000,000	1,007,539
United States Treasury Note	1.38		09/15/12	3,000,000	3,026,367
United States Treasury Note	1.13		12/15/12	1,000,000	1,009,219
United States Treasury Note	1.38		02/15/13	3,000,000	3,039,960
United States Treasury Note	1.38		05/15/13	1,000,000	1,015,859
United States Treasury Note	2.38		02/28/15	1,500,000	1,591,524
United States Treasury Note	1.38		09/30/18	1,000,000	1,005,391
United States Treasury Note	1.50		06/30/16	1,000,000	1,034,141
Total U.S. Government and Agency Obligations (Cost $63,648,293)					64,747,940

MONEY MARKET ACCOUNT				Shares
(3.1% of portfolio)

State Street Institutional Liquid Reserves Fund	0.15	(f)		2,610,910	2,610,910
Total Money Market Account (Cost $2,610,910)					2,610,910
TOTAL INVESTMENTS IN SECURITIES (Cost $82,704,246)—100%					$84,150,291

(a)	Variable coupon rate as of December 31, 2011.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $2,710,159 and represents 3.2% of total investment.
(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund

December 31, 2011

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(34.8% of portfolio)

BASIC INDUSTRIES—7.7%
Atlantic Richfield Co.	8.50%		04/01/12	$160,000	$162,545
Atlantic Richfield Co.	8.60		05/15/12	1,200,000	1,221,428
Danaher Corp.	1.30		06/23/14	525,000	532,543
Dun & Bradstreet Corp.	6.00		04/01/13	700,000	738,133
Eaton Corp.	0.89	(a)	06/16/14	1,025,000	1,024,560
General Dynamics Corp.	1.38		01/15/15	775,000	783,468
Emerson Electric Co.	0.00	(a)	10/26/39	125,000	123,459
Emerson Electric Co.	0.00	(a)	03/27/40	1,100,000	1,083,126
General Electric Co.	5.00		02/01/13	1,625,000	1,693,404
Ingersoll-Rand Global Holding Co. Ltd.	9.50		04/15/14	350,000	406,830
PACCAR Inc.	6.38		02/15/12	1,300,000	1,308,020
PACCAR Inc.	1.72	(a)	09/14/12	1,100,000	1,109,175
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	419,168
PPG Industries Inc.	5.75		03/15/13	470,000	495,387
Raytheon Co.	1.40		12/15/14	275,000	276,332
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	17,370,000	17,246,326
Whirlpool Corp.	8.00		05/01/12	125,000	127,789
Total Basic Industries					28,751,693

CONSUMER STAPLES—1.4%
Food Products
Archer-Daniels Midland Co.	0.61	(a)	08/13/12	5,000,000	5,008,030
Total Consumer Staples					5,008,030

CONSUMER DISCRETIONARY—0.2%
Multimedia
Walt Disney Co.	6.38		03/01/12	475,000	479,278
Textiles, Apparel, & Luxury Goods
VF Corp.	1.25	(a)	08/23/13	250,000	250,428
Total Consumer Discretionary					729,706

FINANCE—15.8%
Banks
Abbey National Treasury Services Stamford, CT	1.72	(a)	04/25/13	1,250,000	1,247,649
Allied Irish Banks NY	2.28		03/02/12	3,600,000	3,545,662
Allied Irish Banks NY	2.70	(a)	08/13/12	3,500,000	3,322,274
Allied Irish Banks NY	3.72	(a)	09/28/12	2,450,000	2,315,027
BA Covered Bond Issuer (b)	5.50		06/14/12	800,000	816,104
Bank of America Corp.	7.23		08/15/12	200,000	200,380
Bank of America NA	0.83	(a)	06/15/16	600,000	484,572
Bank of America NA	0.85	(a)	06/15/17	1,550,000	1,123,753
Citigroup Inc.	6.00		12/13/13	975,000	1,008,890
Comerica Bank	0.63	(a)	05/22/12	1,169,000	1,167,121
Intesa Sanpaolo NY	0.91		01/19/12	3,990,000	3,988,919
Intesa Sanpaolo NY	0.92		01/27/12	850,000	849,657
Intesa Sanpaolo NY	2.38		12/21/12	5,000,000	4,651,150
Key Bank NA	7.41		10/15/27	1,050,000	1,141,002
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	110,271
Societe Generale NY	1.49	(a)	02/22/13	1,250,000	1,248,144
Union Bank NA	5.95		05/11/16	525,000	568,154
US Bank NA	5.92		05/25/12	264,250	269,815
Consumer Loans
American Express Credit Corp.	7.30		08/20/13	525,000	569,761
American General Finance Corp.	4.88		07/15/12	375,000	360,000
Caterpillar Financial Services Corp.	6.00		12/15/12	250,000	259,411
Countrywide Financial Corp.	5.80		06/07/12	2,375,000	2,379,997

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

FIA Card Services NA	6.63%		06/15/12	$1,350,000	$1,358,200
FIA Card Services NA	7.13		11/15/12	2,200,000	2,230,723
General Electric Capital Corp.	5.25		02/21/12	480,000	482,230
General Electric Capital Corp.	8.13		05/15/12	750,000	767,772
General Electric Capital Corp.	0.86	(a)	03/20/13	1,650,000	1,641,023
General Electric Capital Corp.	0.63	(a)	12/20/13	700,000	690,759
General Electric Capital Corp.	0.70	(a)	09/15/14	2,350,000	2,250,663
General Electric Capital Corp.	0.00	(a)	10/01/53	525,000	515,226
HSBC Finance Corp.	0.65	(a)	01/15/14	1,650,000	1,519,970
Diversified Financial Services
CIT Group Inc.	7.00		05/01/15	126,977	127,231
CIT Group Inc.	7.00		05/01/16	211,629	211,629
CIT Group Inc.	7.00		05/01/17	296,280	296,280
Insurance
American International Group, Inc.	4.25		05/15/13	3,425,000	3,420,311
American International Group, Inc.	3.65		01/15/14	275,000	267,077
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	631,950
Berkshire Hathaway Inc.	1.40		02/10/12	2,350,000	2,352,169
Hartford Life Global Funding	0.50		01/17/12	1,150,000	1,149,825
Principal Life Income Funding	5.27	(a)	03/01/12	500,000	500,330
Protective Life Secured Trust	5.46	(a)	07/10/12	750,000	746,775
Travelers Insurance Co. Institutional Funding Ltd.	5.01		01/03/13	3,700,000	3,834,273
Investment Banker/Broker
Morgan Stanley	4.10		01/26/15	700,000	664,444
Morgan Stanley	0.69	(a)	01/09/14	1,775,000	1,605,947
Total Finance					58,892,520

HEALTH CARE—5.0%
Biotechnology
Amgen, Inc.	0.38		02/01/13	7,314,000	7,341,428
Health Care Equipment & Supplies
Johnson & Johnson	1.20		05/15/14	1,375,000	1,396,220
Medtronic Inc.	1.63		04/15/13	7,825,000	7,883,687
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	768,125
Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	353,930
Elly Lilly & Co.	3.55		03/06/12	225,000	226,174
Novartis Capital Corp.	1.90		04/24/13	475,000	484,324
Total Health Care					18,453,888

INFORMATION TECHNOLOGY—1.8%
Communication Equipment
Dell Inc.	3.38		06/15/12	225,000	227,482
Dell Inc.	1.40		09/10/13	650,000	654,316
Dell Inc.	2.10		04/01/14	1,250,000	1,275,860
Hewlett Packard Co.	4.25		02/24/12	975,000	979,389
Hewlett Packard Co.	2.11	(a)	09/19/14	3,700,000	3,681,752
Total Information Technology					6,818,799

TRANSPORTATION—0.7%
Airlines
Southwest Airlines Inc.	7.22		07/01/13	459,580	461,878
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	239,737
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	978,741	1,055,065
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	150,957	163,838

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

Consolidated Rail Corp.	6.76%		05/25/15	$60,025	$65,546
CSX Transportation Inc.	8.38		10/15/14	220,101	250,616
GATX Corp.	9.00		11/15/13	206,749	232,041
GATX Corp.	8.75		05/15/14	125,000	141,853
Union Pacific Railroad Co.	6.85		01/02/19	72,982	84,013
Total Transportation					2,694,587

UTILITIES—2.2%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	262,528
Energy East Corp.	6.75		06/15/12	1,290,000	1,319,168
FPL Group Capital Inc.	0.84	(a)	11/09/12	2,475,000	2,469,033
Georgia Power Co.	0.87	(a)	03/15/13	1,650,000	1,650,284
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	330,623
Southern California Gas Co.	4.80		10/01/12	165,000	169,368
Telephone
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,235,250
Verizon Communications, Inc.	1.95		03/28/14	500,000	510,328
Verizon Virginia, Inc.	7.63		12/01/12	275,000	290,519
Total Utilities					8,237,101
Total Corporate Bonds (Cost $129,206,673)					129,586,324

YANKEE BONDS
(13.6% of portfolio)

Abbey National Treasury Services PLC	2.88		04/25/14	750,000	699,189
Bank of Ireland (b)	2.75		03/02/12	3,030,000	3,003,672
Bayerische Landesbank	5.05		12/20/12	5,000,000	5,114,195
BGB Finance Ireland PLC	7.13		02/27/12	1,250,000	1,251,450
BP Capital Markets PLC	3.13		03/10/12	3,550,000	3,566,284
Commonwealth Bank of Australia (b)	3.10	(a)	03/31/17	800,000	803,246
Compagnie de Financement Foncier (b)	2.25		03/07/14	700,000	688,095
DEPFA ACS Bank	0.47	(a)	06/09/13	4,300,000	4,112,314
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	503,174
Dexia Crédit Local (b)	2.75		04/29/14	2,725,000	2,476,180
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,911,675
Hydro-Quebec	6.27		01/03/26	80,000	104,754
International Bank for Reconstruction and Development	0.00	(c)	08/15/13	210,000	207,394
International Bank for Reconstruction and Development	0.00	(c)	02/15/15	820,000	794,495
Irish Life & Permanent (b)	3.60		01/14/13	7,900,000	6,909,150
Korea Development Bank	8.00		01/23/14	500,000	550,135
Norsk Hydro ASA	9.00		04/15/12	600,000	614,417
OEBB Infrastruktur AG	4.75		10/28/13	1,250,000	1,308,625
OEBB Infrastruktur AG	4.63		11/21/13	1,275,000	1,339,549
Royal Bank of Scotland PLC	3.40		08/23/13	1,225,000	1,191,756
Royal Bank of Scotland PLC	3.25		01/11/14	2,500,000	2,395,585
Royal Philips Electronics NV	4.63		03/11/13	475,000	495,817
Sanofi-Aventis	0.77	(a)	03/28/13	750,000	750,714
Sanofi-Aventis	1.63		03/28/14	500,000	508,753
Santander US Debt SA Unipersonal (b)	1.38		03/30/12	1,000,000	998,213
Santander US Debt SA Unipersonal (b)	2.49		01/18/13	1,900,000	1,824,207
Santander US Debt SA Unipersonal (b)	2.99		10/07/13	1,300,000	1,242,817
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	817,214
Shell International Finance BV	1.88		03/25/13	700,000	713,028
Total Capital Canada Ltd.	1.63		01/28/14	1,250,000	1,271,039
Trans-Canada Pipelines Ltd.	8.63		05/15/12	2,195,000	2,259,588
Total Yankee Bonds (Cost $51,643,991)					50,426,724

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(14.8% of portfolio)

Access Group Inc. 01	0.87	%(a)	05/25/29	$1,984,658	$1,821,662
Access Group Inc. 04-A	0.68	(a)	04/25/29	1,418,181	1,336,411
Access Group Inc. 05-B	0.65	(a)	07/25/22	982,802	919,356
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	36,650	36,346
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	193,744	198,385
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	936,732	937,434
Americredit Automobile Receivables Trust 07-AX	0.31	(a)	10/06/13	429,782	428,715
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	68,768	69,460
Americredit Automobile Receivables Trust 07-CM	0.35	(a)	04/07/14	515,763	514,734
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	196,091	199,422
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	294,585	303,764
Americredit Automobile Receivables Trust 10-B	1.18		02/06/14	356,107	356,265
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	717,435	715,589
CIT Marine Trust 99-A	6.25		11/15/19	208,669	212,288
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	720,000	678,015
CPS Auto Trust 07-C (b)	5.92		05/15/14	769,828	781,271
CPS Auto Trust 08-A (b)	6.48		07/15/13	116,650	118,563
CPS Auto Trust 10-A (b)	2.89		03/15/16	142,569	142,645
CPS Auto Trust 11-A (b)	2.82		04/16/18	957,000	941,483
CPS Auto Trust 11-B (b)	3.68		09/17/18	500,076	497,840
CPS Auto Trust 11-C (b)	4.21		03/15/19	775,000	774,210
First Financial Credit Card Master Note Trust II 10-B (b)	3.00		07/17/17	3,050,000	3,052,772
First Financial Credit Card Master Note Trust II 10-C (b)	5.19		09/17/18	450,000	452,046
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	1,725,000	1,763,695
First National Master Note Trust 09-3	1.63	(a)	07/15/15	1,450,000	1,455,902
KeyCorp Student Loan Trust 99-B	0.94	(a)	08/25/27	74,857	73,790
KeyCorp Student Loan Trust 00-A	0.83	(a)	05/25/29	2,043,292	1,857,227
KeyCorp Student Loan Trust 00-B	0.73	(a)	07/25/29	1,790,583	1,435,881
KeyCorp Student Loan Trust 01-A	0.84	(a)	06/27/31	991,261	808,259
KeyCorp Student Loan Trust 04-A	0.72	(a)	10/28/41	649,158	607,370
KeyCorp Student Loan Trust 04-A	0.85	(a)	01/27/43	921,108	774,475
KeyCorp Student Loan Trust 05-A	0.70	(a)	03/27/24	63,326	62,743
KeyCorp Student Loan Trust 05-A	0.80	(a)	09/28/26	1,570,000	1,516,662
KeyCorp Student Loan Trust 05-A	0.97	(a)	09/27/40	811,847	694,393
KeyCorp Student Loan Trust 06-A	0.65	(a)	06/27/25	300,101	295,244
LAI Vehicle Lease Securitization Trust 10-A (b)	2.55		09/15/16	835,951	833,909
LEAF II Receivables Funding LLC 10-3 (b)	5.00		02/20/22	2,375,000	2,288,550
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	97,958	100,114
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	296,139	319,200
Merrill Auto Trust Securitization 07-01	0.34	(a)	12/15/13	86,631	86,617
National Collegiate Student Loan Trust 04-1	0.83	(a)	06/25/27	4,455,601	3,702,289
National Collegiate Student Loan Trust 05-1	0.43	(a)	10/26/26	781,833	751,237
National Collegiate Student Loan Trust 05-3	0.53	(a)	07/25/28	700,000	625,050
National Collegiate Student Loan Trust 06-1	0.48	(a)	05/25/26	825,000	740,435
National Collegiate Student Loan Trust 07-1	0.33	(a)	06/25/25	794,391	790,759
Prestige Auto Receivables Trust 09-1A (b)	5.67		04/15/17	221,399	223,738
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	2,000,000	2,000,385
SLC Student Loan Trust 06-A	0.70	(a)	07/15/36	1,450,000	1,216,326
SLC Student Loan Trust 06-A	0.85	(a)	07/15/36	5,300,000	3,611,709
SLM Student Loan Trust 03-B	0.95	(a)	03/15/22	3,782,551	3,642,575
SLM Student Loan Trust 04-A	0.75	(a)	03/16/20	1,463,337	1,421,071
SLM Student Loan Trust 05-A	0.69	(a)	12/15/20	204,984	199,777
SLM Student Loan Trust 06-C	0.68	(a)	06/15/21	1,300,000	1,265,094
SLM Student Loan Trust 07-A	0.67	(a)	09/15/25	3,250,000	3,034,035
Small Business Administration 02-20K	5.08		11/01/22	120,737	132,034
Small Business Administration 03-10B	3.39		03/01/13	25,914	26,171
Small Business Administration 03-P10B	5.14		08/10/13	31,344	32,791
Small Business Administration 05-10E	4.54		09/01/15	73,530	76,528
Tidewater Auto Receivable Trust 10-A (b)	5.92		05/15/17	107,942	109,685
Triad Automobile Receivables Trust 07-A	0.34	(a)	02/12/14	810,592	807,030
Total Asset Backed Securities (Cost $53,234,123)					54,871,426

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

MORTGAGE BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(9.2% of portfolio)

ABN Amro Mortgage Corp. 03-9	4.52%		08/25/18	$479,331	$450,158
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	202,604	161,935
ACE Securities Corp. 06-ASL1	0.43	(a)	02/25/36	624,697	116,146
ACE Securities Corp. 06-GP1	0.42	(a)	02/25/31	185,862	142,564
ACE Securities Corp. 06-SL1	0.61	(a)	09/25/35	203,578	36,294
Adjustable Rate Mortgage Trust 05-10	2.76	(a)	01/25/36	150,332	87,308
American Business Financial Services 02-1	7.01		12/15/32	84,170	45,881
American Home Mortgage Investment Trust 05-01	2.80	(a)	06/25/45	295,349	254,418
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	44,736	43,914
Amresco Residential Securities 98-1	7.57		10/25/27	82,998	85,859
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	223,943	135,716
Banc of America Funding Corp. 04-A	5.40	(a)	09/20/34	59,877	60,350
Banc of America Funding Corp. 05-G	5.21	(a)	10/20/35	988,275	853,744
Banc of America Funding Corp. 07-5	6.50		07/25/37	127,198	120,802
Banc of America Mortgage Securites Inc. 02-J	3.53	(a)	09/25/32	3,690	3,346
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	61,795	61,992
Banc of America Mortgage Securities Inc. 05-C	2.86	(a)	04/25/35	77,699	59,227
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	2,967,313
Bayview Financial Asset Trust 07-SR1A (b)	0.74	(a)	03/25/37	292,914	199,448
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.78	(a)	01/25/35	489,353	379,121
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.40	(a)	02/25/36	90,581	75,882
Bear Stearns ALT-A Trust 04-11	2.86	(a)	11/25/34	23,538	16,193
Bear Stearns ALT-A Trust 05-4	2.60	(a)	05/25/35	153,506	111,804
Bear Stearns ALT-A Trust 05-9	5.29	(a)	11/25/35	98,441	61,862
Bear Stearns ALT-A Trust 06-6	2.77	(a)	11/25/36	238,746	117,604
Bear Stearns Asset Backed Securities Trust 03-3	0.88	(a)	06/25/43	72,930	62,738
Bear Stearns Asset Backed Securities Trust 04-HE5	2.17	(a)	07/25/34	390,000	230,615
Bear Strearns Structured Products, Inc. 00-1	5.99	(a)	08/28/33	9,689	8,936
CDC Mortgage Capital Trust 02-HE1	0.91	(a)	01/25/33	497,556	369,572
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	22,440	22,680
Chase Mortgage Finance Corp. 05-A1	5.30	(a)	12/25/35	39,556	35,693
Chaseflex Trust 05-2	6.00		06/25/35	161,761	129,990
CITICORP Mortgage Securities, Inc. 88-11	1.94	(a)	08/25/18	21,004	20,138
CITICORP Mortgage Securities, Inc. 88-17	1.90	(a)	11/25/18	35,725	34,208
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	160,628	158,174
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	350,000	319,551
Citigroup Mortgage Loan Trust, Inc. 05-7	2.32	(a)	09/25/35	380,463	185,534
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	118,135	119,138
CMO Trust 17	7.25		04/20/18	615	650
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	224,540	230,344
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	38,831	38,555
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	93,141	91,300
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	195,076	164,475
Countrywide Alternative Loan Trust 05-43	5.30	(a)	10/25/35	60,974	43,053
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	262,557	246,663
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	390,386	369,627
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	105,392	99,338
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	170,823	118,532
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	207,669	164,234
Countrywide Asset Backed Certificate 07-S3	0.43	(a)	05/25/37	44,864	44,017
Countrywide Home Loans 03-49	4.58	(a)	12/19/33	89,368	82,781
Countrywide Home Loans 03-J13	5.25		01/25/24	220,471	216,054
Countrywide Home Loans 05-HYB8	5.00	(a)	12/20/35	215,380	159,338
Countrywide Home Loans 06-HYB5	2.77	(a)	09/20/36	108,270	54,154
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	111,729	114,436
Credit Suisse First Boston Mortgage 03-AR24	2.60	(a)	10/25/33	367,401	306,794
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	228,382	208,552
Credit Suisse First Boston Mortgage 04-AR3	2.67	(a)	04/25/34	106,903	88,856
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	246,870	239,106
Credit Suisse First Boston Mortgage 06-1	0.42	(a)	05/25/36	231,365	217,508
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	143,879

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

DLJ Mortgage Acceptance Corp. 91-3	2.01	%(a)	01/25/21	$26,385	$24,294
Encore Credit Receivables Trust 05-3	0.78	(a)	10/25/35	675,000	367,072
FHLMC 2419	5.50		03/15/17	4,883	5,386
FHLMC 2586	3.50		12/15/32	59,882	60,248
FHLMC 2649	4.50		07/15/18	359,401	382,150
FHLMC 3061	5.50		07/15/16	326,180	342,403
FHLMC 780754	4.68	(a)	08/01/33	15,184	16,059
FHLMC R009	5.75		12/15/18	80,807	82,514
FHLMC R010	5.50		12/15/19	278,151	285,862
FHLMC R013	6.00		12/15/21	48,283	49,081
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	21,269	17,474
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	18,145	16,218
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	470	447
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.46	(a)	09/25/34	42,242	35,654
First Horizon Mortgage Pass-Through Trust 05-AR2	2.66	(a)	05/25/35	209,390	159,098
FNMA 03-05	4.25		08/25/22	41,658	42,574
FNMA 03-38	5.00		03/25/23	68,942	72,925
FNMA 03-81	4.75		09/25/18	44,969	45,692
FNMA 03-86	4.50		09/25/18	282,505	302,612
FNMA 04-34	5.50		05/25/19	179,870	186,562
FNMA 813842	1.85	(a)	01/01/35	30,477	31,509
GMAC Mortgage Corp. Loan Trust 05-AR3	3.06	(a)	06/19/35	75,132	69,244
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	88,732	57,553
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	711,847
GNMA 02-15	5.50		11/20/31	35,679	37,880
GNMA 02-88	5.00		05/16/31	10,417	10,536
GNMA 03-11	4.00		10/17/29	210,355	224,336
GNMA 03-12	4.50		02/20/32	44,326	46,673
GNMA 03-26	0.73	(a)	04/16/33	29,180	29,318
GNMA 04-17	4.50		12/20/33	53,397	57,385
GNMA 583189	4.50		02/20/17	25,716	27,929
Green Tree Financial Corp. 98-5	6.22		03/01/30	181,148	196,387
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	16,754	17,067
GS Mortgage Loan Trust 03-10	4.68	(a)	10/25/33	241,673	218,235
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	106,048	101,609
GS Mortgage Loan Trust 05-AR3	2.76	(a)	05/25/35	133,286	99,551
GS Mortgage Loan Trust 05-AR6	2.72	(a)	09/25/35	93,169	77,864
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	566,862
Home Savings of America 9	3.86	(a)	11/25/17	128,272	121,325
Home Savings of America 11	4.85	(a)	01/25/18	176,039	166,365
Household Home Equity Loan Trust 06-2	0.43	(a)	03/20/36	1,260,976	1,164,911
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	284,359	289,344
Indymac Indx Mortgage Loan Trust 04-AR6	2.74	(a)	10/25/34	13,422	10,173
Indymac Indx Mortgage Loan Trust 05-AR15	4.89	(a)	09/25/35	59,417	41,546
Indymac Indx Mortgage Loan Trust 05-L1	0.69	(a)	07/25/13	300,174	85,730
JP Morgan Mortgage Trust 04-A3	4.88	(a)	07/25/34	111,172	110,643
JP Morgan Mortgage Trust 05-A2	5.11	(a)	04/25/35	533,876	499,452
JP Morgan Residential Mortgage Acceptance Corp. 06-R1 (b)	2.67	(a)	09/28/44	250,808	238,067
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	128,687	131,142
Long Beach Mortgage Loan Trust 05-3	0.57	(a)	08/25/45	103,739	100,039
Master Adjustable Rate Mortgages Trust 04-13	2.66	(a)	04/21/34	57,612	55,028
Master Adjustable Rate Mortgages Trust 05-1	5.25	(a)	01/25/35	45,860	39,422
Master Alternative Loans Trust 03-5	6.00		08/25/33	89,684	94,921
Master Asset Backed Securities Trust 07-NCW (b)	0.59	(a)	05/25/37	752,116	569,871
Master Asset Securitization Trust 03-6	5.00		07/25/18	31,043	31,906
Master Asset Securitization Trust 07-1	6.00		10/25/22	76,045	72,821
Merrill Lynch Mortgage Investors Trust 03-A2	2.25	(a)	02/25/33	52,635	47,158
Merrill Lynch Mortgage Investors Trust 06-SL1	0.47	(a)	09/25/36	539,750	324,655
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	241,229	246,543
Morgan Stanley Mortgage Loan Trust 05-5AR	5.28	(a)	09/25/35	61,084	39,717
Morgan Stanley Mortgage Loan Trust 06-1AR	2.81	(a)	02/25/36	161,444	76,016
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	167,122

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

MSDWCC HELOC Trust 03-2A	0.81	%(a)	04/25/16	$336,061	$310,005
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	185	186
Nomura Asset Acceptance Corporation 06-AF2	0.39	(a)	08/25/36	198,919	54,662
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	312,948	276,238
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	367,361	373,256
Oakwood Mortgage Investors, Inc. 02-A	0.53	(a)	09/15/14	209,964	169,296
Option One Mortgage Loan Trust 07-6	0.35	(a)	07/25/37	1,194,469	1,142,588
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,302,396	1,079,614
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	60,040	57,229
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.58	(a)	10/25/36	426,927	358,209
Prime Mortgage Trust 05-2	5.00		07/25/20	114,796	116,529
Residential Accredit Loans, Inc. 02-QS9	0.89	(a)	07/25/32	6,528	5,503
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	66,715	52,926
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	483,804	286,436
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	272,375	223,638
Residential Asset Mortgage Products Inc. 03-RZ3	4.12		06/25/33	158,067	91,243
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	110,176	106,798
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	263,869	208,096
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	661,096	604,973
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	82,131	77,921
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	81,398	83,234
Residential Funding Mortgage Securities I 05-SA2	2.87	(a)	06/25/35	47,621	28,650
Residential Funding Mortgage Securities I 06-SA1	5.65	(a)	02/25/36	50,612	33,013
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	40,569	40,769
SACO I Trust 05-6	0.87	(a)	09/25/35	524,023	227,732
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	25	25
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.39	(a)	03/25/34	28,340	24,918
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.45	(a)	04/25/34	2,040,165	1,882,746
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.69	(a)	08/25/34	53,084	45,623
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.67	(a)	12/25/34	106,558	27,317
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.56	(a)	05/25/35	473,799	350,938
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.42	(a)	02/25/36	48,969	31,174
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.47	(a)	02/25/36	120,568	106,987
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.41	(a)	05/25/36	142,579	99,910
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.45	(a)	05/25/36	144,680	104,138
Structured Asset Mortgage Investments 04-AR5	2.20	(a)	10/19/34	36,369	27,392
Structured Asset Securities Corp. 98-RF1 (b)	7.88	(a)	04/15/27	48,456	48,808
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,193	94,558
Structured Asset Securities Corp. 03-21	5.50		07/25/33	15,744	15,786
Structured Asset Securities Corp. 03-37A	2.50	(a)	12/25/33	289,664	256,648
Structured Asset Securities Corp. 04-3	5.45	(a)	03/25/24	273,972	282,535
Terwin Mortgage Trust 04-5HE	0.88	(a)	06/25/35	629,293	542,485
Vanderbilt Mortgage & Finance 03-A	0.92	(a)	05/07/26	369,671	346,220
Wachovia Mortgage Loan Trust 06-A	4.84	(a)	05/20/36	226,097	194,556
Washington Mutual Mortgage Securities Corp. 04-AR3	2.55	(a)	06/25/34	92,892	89,817
Washington Mutual Mortgage Securities Corp. 04-AR14	2.46	(a)	01/25/35	153,986	139,344
Washington Mutual Mortgage Securities Corp. 05-AR12	2.48	(a)	10/25/35	15,164	13,747
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	93,160	95,022
Wells Fargo Mortgage Backed Securities Trust 04-B	4.92	(a)	02/25/34	43,689	44,574
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.62	(a)	01/25/35	25,114	23,985
Wells Fargo Mortgage Backed Securities Trust 04-E	4.91	(a)	05/25/34	57,541	57,792
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.75	(a)	12/25/34	34,664	33,294
Wells Fargo Mortgage Backed Securities Trust 04-F	4.73	(a)	06/25/34	355,263	363,166
Wells Fargo Mortgage Backed Securities Trust 04-I	2.69	(a)	07/25/34	7,139	6,569
Wells Fargo Mortgage Backed Securities Trust 04-K	2.74	(a)	07/25/34	161,491	160,929
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	86,088	88,315
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	244,919	250,866
Wells Fargo Mortgage Backed Securities Trust 04-R	2.63	(a)	09/25/34	91,157	86,580
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.24	(a)	05/25/35	109,026	108,077
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.35	(a)	08/25/35	52,459	50,212
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.02	(a)	09/25/35	365,365	310,086

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.20	%(a)	10/25/35	$88,779	$80,541
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.62	(a)	04/25/36	74,210	64,752
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.43	(a)	12/25/36	45,770	39,657
Total Mortgage Backed Securitues (Cost $40,477,182)					34,186,954

MUNICIPAL BONDS
(16.2% of portfolio)

Alaska Housing Finance Corp.	2.80		12/01/26	875,000	882,683
Carteret NJ Redevelopment Agency	2.00		11/21/12	550,000	551,474
Casino Reinvestment Development Authority NJ	5.14		06/01/15	1,475,000	1,494,293
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,780,148
Detroit Michigan	4.97		05/01/13	300,000	303,270
Detroit Michigan City School District	5.00		05/01/13	135,000	140,489
Downtown Smyrna Development Authoriy GA	3.21		02/01/15	100,000	103,982
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	95,000	95,615
Genesee County Michigan	1.80	(a)	09/01/12	740,000	740,007
Greater Orlando Florida Aviation Authority	5.00		10/01/12	275,000	283,385
Greene County Missouri	1.50		08/01/12	1,825,000	1,823,960
Illinois Municipal Electric Agency	2.47		02/01/13	585,000	589,282
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	905,255
Illinois, State of	2.77		01/01/12	3,100,000	3,100,000
Illinois, State of	3.32		01/01/13	550,000	559,251
Illinois, State of	4.01		07/01/13	975,000	998,975
Illinois, State of	4.03		03/01/14	825,000	847,209
Illinois, State of	4.51		03/01/15	1,645,000	1,708,184
Indiana Bond Bank, Indiana	1.52		02/01/12	355,000	355,217
Industry California Sales Tax Revenue	3.00		01/01/12	500,000	500,000
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	682,135
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	519,480
Irvine Ranch Water District California Joint Powers Agency	7.71		03/15/14	1,000,000	1,026,640
Kentucky Asset/Liability Commission	1.50		04/01/12	375,000	375,915
Kentucky Asset/Liability Commission	1.69		04/01/12	250,000	250,288
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	979,381
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,650,415
Louisiana Local Government Environmental Facilities & Community Development Authority	1.11		02/01/16	819,522	819,088
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	455,247
Luzerne County Pensylvania	5.20		11/15/13	335,000	336,561
Maryland State Transportation Authority	5.89		07/01/12	325,000	331,971
Mashantucket Western Pequot Tribe Connecticut (b)	6.57		09/01/13	385,000	383,972
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	127,079
Michigan Finance Authority	6.45		02/20/12	300,000	301,548
Michigan Strategic Fund	3.05	(a)	08/01/24	250,000	252,493
Mississippi Business Finance Corp.	2.25	(a)	12/01/40	125,000	125,506
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,010,680
New Jersey Economic Development Authority	3.61		09/01/14	650,000	670,475
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	935,000
New York State Energy Research & Development Authority	1.45	(a)	06/01/36	3,750,000	3,765,300
New York State Housing Finance Agency	2.58		03/15/12	225,000	225,920
North Carolina Housing Finance Agency	4.00		01/01/30	2,700,000	2,754,756
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	233,579
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,119,075
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	432,464
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,613,716
Orleans Parish School Board, Louisianna	1.85		02/01/14	750,000	749,993
Pacifica California Pension Obligation	2.12		06/01/12	260,000	260,751
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/14	785,000	724,374
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	3,615,910
Regional Transportation Authority, Illinois	2.84		07/01/12	975,000	985,179
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	820,048

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2011

	Interest Rate		Maturity Date	Face Amount	Value
(Municipal Bonds continued)

San Antonio Texas Airport System	3.20%		07/01/14	$550,000	$563,211
Township of Lyndhurst, New Jersey	2.75		02/17/12	1,250,000	1,251,862
Township of Mount Holly, New Jersey	1.75		03/23/12	1,575,000	1,574,984
Utah Infrastructure Agency	3.20		10/15/16	820,000	858,819
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,847,540
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,315,690
Wayne County Michigan	4.28	(a)	09/15/12	1,150,000	1,149,931
Wayne County Michigan	4.78	(a)	09/15/12	1,150,000	1,149,655
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	681,592
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	758,477
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	781,329
Total Municipal Bonds (Cost $59,161,642)					60,230,708

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(8.6% of portfolio)

Fannie Mae	1.13		07/25/14	1,225,000	1,225,390
Fannie Mae	1.15		08/08/14	1,300,000	1,300,736
Fannie Mae	1.08	(a)	04/30/15	1,200,000	1,203,383
Farmer Mac	1.25		12/06/13	1,250,000	1,267,703
Federal Farm Credit Bank	1.70		02/24/14	2,500,000	2,504,573
Federal Farm Credit Bank	1.93		05/13/15	1,250,000	1,263,796
Federal Home Loan Bank	1.50	(d)	11/10/20	2,475,000	2,483,368
Freddie Mac	1.00		08/28/14	1,900,000	1,901,400
Government Trust Certificate (Sri Lanka Trust)	1.01	(a)	06/15/12	25,000	24,962
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,580,197
Overseas Private Investment Corp.	4.10		11/15/14	276,320	288,904
Overseas Private Investment Corp.	3.56	(e)	12/14/14	200,000	229,600
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,137,600
Overseas Private Investment Corp.	4.81	(f)	07/12/16	5,000,000	6,070,900
Overseas Private Investment Corp.	4.87	(f)	09/07/16	1,100,000	1,355,915
Overseas Private Investment Corp.	1.05	(f)	12/09/16	1,000,000	1,002,080
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,150,130
Overseas Private Investment Corp.	1.01	(f)	12/10/17	875,000	876,032
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,125,645
Overseas Private Investment Corp.	2.00	(f)	06/10/18	1,200,000	1,258,020
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,003,810
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	813,556
The Financing Corp.	0.00	(c)	05/11/13	210,000	208,361
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	118,440
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	694,850
Total U.S. Government and Agency Obligations (Cost $31,874,460)					32,089,351

MONEY MARKET ACCOUNT				Shares
(2.8% of portfolio)
State Street Institutional Liquid Reserves Fund	0.15	(g)		10,463,665	10,463,665
Total Money Market Account (Cost $10,463,665)					10,463,665
TOTAL INVESTMENTS IN SECURITIES (Cost $376,061,736)—100%					$371,855,152

(a)	Variable coupon rate as of December 31, 2011.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions any exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $35,351,909 and represents 9.5% total investments.

(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.

(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	7-day yield at December 31, 2011.

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund

December 31, 2011

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$37,402,838	$61,828,053

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2011, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.93%. See the Appendix for the portfolio of investments for the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

PORTFOLIO OF INVESTMENTS: Value Fund

December 31, 2011

COMMON STOCKS	Shares	Value
(98.8% of portfolio)

CONSUMER DISCRETIONARY—6.4%
Auto Components
Cooper Tire & Rubber Co.	440,000	$6,164,400
Distributors
Genuine Parts Co.	315,400	19,302,480
Multiline Retail
Dillard’s, Inc. (Class A)	207,700	9,321,576
Total Consumer Discretionary		34,788,456

CONSUMER STAPLES—3.9%
Food Products
Dean Foods Co. (a)	859,800	9,629,760
J.M. Smucker Co. (The)	148,853	11,635,839
Total Consumer Staples		21,265,599

ENERGY—17.3%
Energy Equipment & Services
Baker Hughes Inc.	187,000	9,095,680
Oil, Gas, & Consumable Fuels
Chevron Corp.	200,000	21,280,000
ConocoPhillips	259,000	18,873,330
El Paso Corp.	412,212	10,952,473
Marathon Oil Corp.	461,000	13,493,470
Marathon Petroleum Corp.	189,000	6,291,810
QEP Resources, Inc.	271,000	7,940,300
Questar Corp.	271,000	5,382,060
Total Energy		93,309,123

FINANCIALS—7.7%
Commercial Banks
Commerce Bancshares, Inc.	29,975	1,142,647
Wells Fargo & Co.	158,000	4,354,480
Diversified Financial Services
Bank of America Corp.	290,200	1,613,512
JPMorgan Chase & Co.	442,600	14,716,450
Insurance
Allstate Corp. (The)	369,000	10,114,290
Chubb Corp. (The)	122,000	8,444,840
Principal Financial Group, Inc.	55,600	1,367,760
Total Financials		41,753,979

HEALTH CARE—22.2%
Health Care Equipment & Supplies
Covidien PLC	207,600	9,344,076
Pharmaceuticals
Abbott Laboratories	399,000	22,435,770
Bristol-Myers Squibb Co.	829,700	29,238,628
GlaxoSmithKline plc ADR	354,000	16,153,020
Hospira, Inc. (a)	379,400	11,522,378
Merck & Co., Inc.	193,194	7,283,414
Pfizer Inc.	1,107,000	23,955,480
Total Health Care		119,932,766

	Shares	Value

INDUSTRIALS—17.7%
Airlines
Southwest Airlines Co.	844,100	$7,225,496
Commercial Services & Supplies
Avery Dennison Corp.	520,000	14,913,600
Industrial Conglomerates
General Electric Co.	979,000	17,533,890
Honeywell International Inc.	281,100	15,277,785
Tyco International Ltd.	164,850	7,700,143
Machinery
Flowserve Corp.	95,300	9,465,196
Parker-Hannifin Corp.	246,400	18,788,000
Distributors
Applied Industrial Technologies, Inc.	130,500	4,589,685
Total Industrials		95,493,795

INFORMATION TECHNOLOGY—17.5%
Communications Equipment
Cisco Systems, Inc.	1,018,500	18,414,480
Computers & Peripherals
Dell Inc. (a)	1,282,000	18,755,660
Hewlett-Packard Co.	568,491	14,644,328
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	8,098,408
IT Services
SAIC, Inc. (a)	603,000	7,410,870
Semiconductors & Semiconductor Equipment
Intel Corp.	1,113,000	26,990,250
Total Information Technology		94,313,996

MATERIALS—6.1%
Chemicals
Dow Chemical Co. (The)	696,900	20,042,844
Containers & Packaging
Bemis Co., Inc.	433,600	13,042,688
Total Materials		33,085,532
Total Common Stocks (Cost $412,911,998)		533,943,246

MONEY MARKET ACCOUNT
(1.2% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15% (b)	6,675,514	6,675,514
Total Money Market Account (Cost $6,675,514)		6,675,514
TOTAL INVESTMENTS IN SECURITIES (Cost $419,587,512)—100%		$540,618,760

(a)	Non-income producing.

(b)	7-day yield at December 31, 2011.

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Growth Fund

December 31, 2011

COMMON STOCKS	Shares	Value
(99.2% of portfolio)

CONSUMER DISCRETIONARY—18.0%
Hotels, Restaurants & Leisure
Carnival Corp.	17,200	$561,408
Chipotle Mexican Grill Inc. (a)	1,130	381,646
Las Vegas Sands Corp. (a)	11,800	504,214
Starbucks Corp.	15,000	690,150
Starwood Hotels & Resorts Worldwide, Inc.	12,500	599,625
Internet & Catalog Retail
Amazon.com, Inc. (a)	6,280	1,087,068
Groupon, Inc. (a)	8,700	179,481
Liberty Interactive Corp. (a)	24,600	398,889
Netflix, Inc. (a)	1,400	97,006
priceline.com, Inc. (a)	2,050	958,806
Specialty Retail
Fossil, Inc. (a)	2,900	230,144
Ralph Lauren Corp.	1,100	151,888
Total Consumer Discretionary		5,840,325

CONSUMER STAPLES—0.7%
Food & Staples Retailing
Whole Foods Market, Inc.	3,100	215,698
Total Consumer Staples		215,698

ENERGY—8.2%
Energy Equipment & Services
FMC Technologies, Inc. (a)	4,000	208,920
Schlumberger Ltd.	10,100	689,931
Oil, Gas,& Consumable Fuels
Cimarex Energy Co.	6,600	408,540
EOG Resources Inc.	5,500	541,805
Peabody Energy Corp.	14,100	466,851
Range Resources Corp.	5,500	340,670
Total Energy		2,656,717

FINANCIALS—1.6%
Capital Markets
Franklin Resources Inc.	5,250	504,315
Total Financials		504,315

HEALTH CARE—13.7%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	2,500	178,750
Biogen Idec Inc. (a)	3,000	330,150
Celgene Corp. (a)	8,950	605,020
Gilead Sciences, Inc. (a)	6,000	245,580
Human Genome Sciences, Inc. (a)	11,000	81,290
Health Care Equipment & Supplies
Baxter International Inc.	5,700	282,036
DENTSPLY International Inc.	6,400	223,936
Edwards Lifesciences Corp. (a)	3,700	261,590
Stryker Corp.	6,600	328,086
Health Care Providers & Services
Express Scripts Inc. (a)	8,900	397,741
McKesson Corp.	10,300	802,473
Unitedhealth Group Inc.	9,800	496,664

	Shares	Value

Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (a)	4,800	$224,112
Total Health Care		4,457,428

INDUSTRIALS—13.8%
Aerospace & Defense
Boeing Co. (The)	10,800	792,180
Precision Castparts Corp.	3,550	585,005
United Technologies Corp.	4,500	328,905
Air Freight & Logistics
United Parcel Service, Inc. (Class B)	8,100	592,839
Machinery
Danaher Corp.	21,800	1,025,472
Pall Corp.	2,600	148,590
Road & Rail
Union Pacific Corp.	7,000	741,580
Trading Companies & Distributors
Fastenal Co.	6,400	279,104
Total Industrials & Business Services		4,493,675

INFORMATION TECHNOLOGY—38.2%
Communications Equipment
Juniper Networks, Inc. (a)	45,500	928,655
QUALCOMM, Inc.	16,900	924,430
Computers & Peripherals
Apple Inc. (a)	6,635	2,687,175
EMC Corp. (a)	24,600	529,884
NetApp, Inc. (a)	10,000	362,700
SanDisk Corp. (a)	9,700	477,337
Internet Software & Services
Akamai Technologies, Inc. (a)	2,100	67,788
Baidu, Inc. ADR (a)	6,100	710,467
eBay Inc. (a)	10,200	309,366
Google Inc. (Class A) (a)	2,655	1,714,864
LinkedIn Corp. (a)	1,700	107,117
Zynga Inc. (a)	7,100	66,811
IT Services
MasterCard Inc.	2,375	885,447
Semiconductors & Semiconductor Equipment
Altera Corp.	2,400	89,040
Atmel Corp. (a)	36,000	291,600
ASML Holding N.V.	4,900	204,771
Broadcom Corp. (Class A)	19,200	563,712
Software
Autodesk, Inc. (a)	7,600	230,508
Informatica Corp. (a)	6,300	232,659
Nuance Communications, Inc. (a)	16,900	425,204
Red Hat, Inc. (a)	7,800	322,062
salesforce.com, Inc. (a)	2,800	284,088
Total Information Technology		12,415,685

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)

December 31, 2011

	Shares	Value
(Common Stocks continued)

MATERIALS—2.4%
Chemicals
Praxair Inc.	7,180	$767,542
Total Materials		767,542

TELECOMMUNICATION SERVICES—2.6%
Wireless Telecommunication Services
Crown Castle International Corp. (a)	19,200	860,160
Total Telecommunication Services		860,160
Total Common Stocks (Cost $30,192,445)		32,211,545

MONEY MARKET ACCOUNT	Shares	Value
(0.8% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15% (b)	276,224	$276,224
Total Money Market Account (Cost $276,224)		276,224
TOTAL INVESTMENTS IN SECURITIES (Cost $30,468,669)—100%		$32,487,769

(a)	Non-income producing.

(b)	7-day yield at December 31, 2011.

ADR—American Depositary Receipt

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund

December 31, 2011

COMMON STOCKS	Shares	Value
(84.0% of portfolio)

CONSUMER DISCRETIONARY—12.0%
Auto Components
Cooper Tire & Rubber Co.	284,000	$3,978,840
Multiline Retail
Nordstrom, Inc.	90,000	4,473,900
Restaurants
Brinker International, Inc.	200,000	5,352,000
Cracker Barrel Old Country Store, Inc.	131,600	6,633,956
O’Charley’s Inc. (a)	20,660	113,423
Specialty Retail
Sally Beauty Holdings, Inc. (a)	114,000	2,408,820
Total Consumer Discretionary		22,960,939

CONSUMER STAPLES—14.0%
Food Distribution
Core-Mark Holding Company, Inc.	57,500	2,277,000
United Natural Foods, Inc. (a)	159,600	6,385,596
Food Products
Dean Foods Co. (a)	575,000	6,440,000
J.M. Smucker Co. (The)	40,868	3,194,652
Food & Staples Retailing
Fred’s, Inc.	328,276	4,786,264
Ruddick Corp.	85,300	3,637,192
Total Consumer Staples		26,720,704

ENERGY—5.6%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,042,600
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	3,676,860
QEP Resources, Inc.	26,600	779,380
Questar Corp.	26,600	528,276
SM Energy Co.	49,000	3,581,900
Total Energy		10,609,016

FINANCIALS—6.2%
Commercial Banks
Cardinal Financial Corp.	265,400	2,850,396
Middleburg Financial Corp.	96,700	1,377,975
National Bankshares, Inc. (Virginia)	86,000	2,401,120
Southcoast Financial Corp. (a)	56,507	71,764
Valley National Bancorp	201,800	2,496,266
Consumer Finance
Encore Capital Group, Inc. (a)	70,900	1,507,334
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	299,815	1,172,277
Total Financials		11,877,132

HEALTH CARE—3.4%
Health Care Equipment & Supplies
STERIS Corp.	215,800	6,435,156
Total Health Care		6,435,156

	Shares	Value

INDUSTRIALS—27.4%
Aerospace & Defense
Huntington Ingalls Industries, Inc. (a)	106,105	$3,318,964
Triumph Group, Inc.	136,800	7,995,960
Distributors
Applied Industrial Technologies, Inc.	191,400	6,731,538
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	210,500	4,809,925
Industrial Conglomerates
Carlisle Companies Inc.	125,600	5,564,080
CLARCOR Inc.	87,100	4,354,129
Standex International Corp.	19,500	666,315
Thomas & Betts Corp. (a)	25,000	1,365,000
Machinery
Flowserve Corp.	14,500	1,440,140
Gorman-Rupp Co. (The)	111,725	3,033,334
Manitowoc Co., Inc. (The)	551,900	5,071,961
Regal Beloit Corp.	58,500	2,981,745
Road & Rail
Knight Transportation, Inc.	164,600	2,574,344
Werner Enterprises, Inc.	93,300	2,248,530
Total Industrials		52,155,965

INFORMATION TECHNOLOGY—7.8%
Communications Equipment
Belden Inc.	181,500	6,040,320
Computers & Peripherals
Western Digital Corp. (a)	70,000	2,166,500
IT Services
Computer Services, Inc.	70,146	1,999,161
ManTech International Corp.	146,200	4,567,288
Total Information Technology		14,773,269

MATERIALS—7.6%
Chemicals
Olin Corp.	267,100	5,248,515
PolyOne Corp.	322,400	3,723,720
Polypore International, Inc. (a)	19,800	871,002
Westlake Chemical Corp.	115,700	4,655,768
Total Materials		14,499,005
Total Common Stocks (Cost $123,549,741)		160,031,186

EXCHANGE TRADED FUNDS
(6.9% of portfolio)

iShares Russell 2000 Value Index	105,000	6,892,200
iShares S&P SmallCap 600 Value Index	90,500	6,179,340
Total Exchange Traded Funds (Cost $13,032,533)		13,071,540

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)

December 31, 2011

MONEY MARKET ACCOUNT	Shares	Value

(9.1% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15% (b)	17,324,561	$17,324,561
Total Money Market Account (Cost $17,324,561)		17,324,561
TOTAL INVESTMENTS IN SECURITIES (Cost $153,906,835)—100%		$190,427,287

(a)	Non-income producing.

(b)	7-day yield at December 31, 2011.

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund

December 31, 2011

COMMON STOCKS	Shares	Value

(97.6% of portfolio)

AUSTRALIA—1.2%
BHP Billiton Ltd.	50,450	$1,780,815
Total Australia		1,780,815

BRAZIL—1.9%
Petroleo Brasileiro SA—ADR	110,950	2,757,106
Total Brazil		2,757,106

BRITAIN—12.0%
BAE Systems PLC	746,550	3,291,652
HSBC Holdings PLC—ADR	67,600	2,575,560
Pearson PLC	84,100	1,574,989
Tesco PLC	579,200	3,625,829
Vodafone Group PLC	1,030,274	2,860,412
WPP Group PLC	317,150	3,312,088
Total Britain		17,240,530

CHINA—0.9%
Guangzhou Automobile Group Co., Ltd.	1,451,550	1,207,795
Total China		1,207,795

FINLAND—0.9%
Neste Oil OYJ	126,250	1,270,036
Total Finland		1,270,036

FRANCE—10.2%
AXA SA	222,650	2,869,389
Cap Gemini SA	81,050	2,521,067
Compagnie de Saint-Gobain SA	74,878	2,869,615
Total SA	65,700	3,353,393
Vivendi SA	137,550	3,002,861
Total France		14,616,325

GERMANY—7.1%
Commerzbank AG	1,734,650	2,921,370
Daimler AG REG	70,150	3,079,317
Deutsche Böerse AG	56,200	2,946,382
Metro AG	33,750	1,231,755
Total Germany		10,178,824

HONG KONG—3.4%
Hutchison Whampoa Ltd.	279,900	2,341,842
New World Development Co. Ltd.	3,123,675	2,507,418
Total Hong Kong		4,849,260

ITALY—3.9%
Eni SpA	155,650	3,215,037
Telecom Italia SpA	2,669,750	2,382,326
Total Italy		5,597,363

ISRAEL—2.0%
Teva Pharmaceutical Industries Ltd.—ADR	70,900	2,861,524
Total Israel		2,861,524

	Shares	Value

JAPAN—20.8%
Bridgestone Corp.	159,450	$3,609,257
Daiichi Sankyo Co., Ltd.	165,000	3,268,226
Daito Trust Construction Co., Ltd.	13,050	1,119,697
Daiwa Securities Group Inc.	794,750	2,473,613
East Japan Railway Co.	35,600	2,265,275
Mori Seiki Co., Ltd.	139,300	1,241,077
MS & AD Insurance Group Holdings, Inc.	147,955	2,737,420
Nikon Corp.	131,350	2,920,674
Nissan Motor Co., Ltd.	353,200	3,170,166
Sumitomo Corp.	269,350	3,639,827
Sumitomo Mitsui Trust Holdings, Inc.	1,104,050	3,236,901
Total Japan		29,682,133

NETHERLANDS—4.1%
AEGON NV	752,800	2,998,502
DSM NV	61,100	2,831,136
Total Netherlands		5,829,638

NORWAY—2.1%
Statoil ASA	115,545	2,959,349
Total Norway		2,959,349

PORTUGAL—0.5%
Banco Espirito Santo SA	444,200	775,010
Total Portugal		775,010

REPUBLIC OF SOUTH KOREA—3.9%
Posco	8,900	2,948,893
SK Telecom Co., Ltd.	6,507	799,096
SK Telecom Co., Ltd.—ADR	136,703	1,860,528
Total Republic of South Korea		5,608,517

SINGAPORE—2.1%
Keppel Corp. Ltd.	429,210	3,068,272
Total Singapore		3,068,272

SPAIN—4.2%
Banco Bilbao Vizcaya Argentaria SA	376,788	3,238,395
Banco Popular Espanol SA	299,964	1,364,953
Indra Sistemas SA	108,250	1,372,044
Total Spain		5,975,392

SWITZERLAND—13.0%
Adecco SA REG	60,550	2,523,582
Credit Suisse Group AG	130,500	3,062,056
Givaudan SA REG	2,432	2,308,286
Holcim Ltd.	49,786	2,659,809
Nestlé SA REG	24,900	1,429,579
Novartis AG REG	56,550	3,230,494
Roche Holding AG	20,550	3,475,366
Total Switzerland		18,689,172

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

THAILAND—3.4%
Bangkok Bank Public Company Ltd.	299,900	$1,558,448
PTT Public Company Ltd.	331,900	3,345,299
Total Thailand		4,903,747
Total Common Stocks (Cost $163,347,728)		139,850,808

MONEY MARKET ACCOUNT	Shares	Value
(2.4% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15% (a)	3,441,210	$3,441,210
Total Money Market Account (Cost $3,441,210)		3,441,210
TOTAL INVESTMENTS IN SECURITIES (Cost $166,788,938)—100%		$143,292,018

(a)	7-day yield at December 31, 2011.

SA—Sociedad Anónima or Société Anonyme

ADR—American Depositary Receipt

PLC—Public Limited Company

OYJ—Julkinen Osakeyhtiö

AG—Aktiengesellschaft

REG—Registered shares

SpA—Società per Azioni

NV—Naamloze Vennottschap

ASA—Allmennaksjeselskap

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $194,734,874; $82,704,246; $376,061,736; $37,402,838; $419,587,512; $30,468,669; $153,906,835; $166,788,938)	$194,734,874	$84,150,291	$371,855,152
Cash	—	1,043	—
Receivables
Investment securities sold	—	—	997,055
Dividends and interest	487,365	475,738	1,962,485
Capital shares sold	42,438	24,445	311,894
Prepaid expenses	33,809	14,887	55,274
Total assets	195,298,486	84,666,404	375,181,860

LIABILITIES

Payables
Investment securities purchased	—	—	—
Accrued expenses	58,964	34,334	89,711
Due to Board Members	22,521	8,165	33,312
Due to RE Advisers	25,338	47,492	254,423
Capital shares redeemed	18,950	12,607	220,655
Dividends	19	4,353	26,428
Total liabilities	125,792	106,951	624,529
NET ASSETS	$195,172,694	$84,559,453	$374,557,331

NET ASSETS CONSIST OF:

Unrealized appreciation (depreciation) of Investments	$—	$1,446,045	$(4,206,584)
Undistributed (over distributed) net investment income	(22,521)	(8,165)	(33,312)
Undistributed net realized gain (loss) from investments and futures transactions	—	(430)	(698,258)
Paid-in-capital applicable to outstanding shares of 195,195,174 of Daily Income Fund, 16,047,736 Short-Term Government Securities Fund, 73,084,998 of Short-Term Bond Fund, 6,637,740 of Stock Index Fund, 17,607,136 of Value Fund, 6,277,434 of Growth Fund, 8,320,036 of Small-Company Stock Fund, and 24,216,178 International Value Fund	195,195,215	83,122,003	379,495,485
NET ASSETS	$195,172,694	$84,559,453	$374,557,331
NET ASSET VALUE PER SHARE	$1.00	$5.27	$5.12

52	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$61,828,053	$540,618,760	$32,487,769	$190,427,287	$143,292,018
—	—	—	—	71,338

—	—	72,174	—	—
—	995,935	15,160	84,869	296,376
88,418	201,323	57,981	1,130,967	1,068,571
15,700	69,997	16,638	27,458	25,398
61,932,171	541,886,015	32,649,722	191,670,581	144,753,701

—	—	61,242	836,366	—
31,549	180,534	28,081	37,842	57,792
6,658	63,571	2,660	11,313	15,297
23,436	332,145	24,975	166,750	116,606
18,901	264,128	86,562	181,551	106,097
7,158	273,263	11,709	11,029	37,283

87,702	1,113,641	215,229	1,244,851	333,075
$61,844,469	$540,772,374	$32,434,493	$190,425,730	$144,420,626

$24,425,215	$121,031,248	$2,019,100	$36,520,452	$(23,502,825)
988	(63,879)	(2,660)	(12,094)	1,425,470
(10,108,531)	(13,029,624)	(70,277)	(103,511)	(32,625,288)
47,526,797	432,834,629	30,488,330	154,020,883	199,123,269
$61,844,469	$540,772,374	$32,434,493	$190,425,730	$144,420,626
$9.32	$30.71	$5.17	$22.89	$5.96

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	53

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2011

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$284,805	$2,013,559	$13,682,417
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—
Total investment income	284,805	2,013,559	13,682,417

EXPENSES

Management fees	957,989	367,681	2,059,725
Shareholder servicing fees	127,179	68,300	151,213
Custodian and accounting fees	45,179	60,848	168,929
Directors and Board meeting expenses	40,442	16,639	69,112
Legal and audit fees	38,227	16,758	64,829
Registration fees	34,323	24,694	34,523
Printing	22,116	9,159	30,907
Insurance	14,591	5,743	23,384
Communication	7,849	3,714	10,500
Other expenses	10,433	4,632	15,673
Administration fees	—	—	—
Total expenses	1,298,328	578,168	2,628,795
Less fees waived and expenses reimbursed by RE Advisers	(1,024,791)	—	—
Net expenses	273,537	578,168	2,628,795
NET INVESTMENT INCOME (LOSS)	11,268	1,435,391	11,053,622

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	47,858	89,770
Net change in unrealized appreciation (depreciation)	—	96,921	(4,550,429)
NET GAIN (LOSS) ON INVESTMENTS	—	144,779	(4,460,659)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$11,268	$1,580,170	$6,592,963

54	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$—		$14,192	$555	$26,535	$6,868
—		12,623,508	243,112	1,912,124	4,960,770

1,320,807		—	—	—	—
(30,988)		—	—	—	—
1,289,819		12,637,700	243,667	1,938,659	4,967,638

—		2,907,380	209,162	1,340,821	1,084,996
103,582		396,449	74,571	159,896	101,473
12,662		115,749	35,492	37,700	133,133
10,895		120,346	6,134	30,600	30,411
16,549		107,495	7,871	30,074	32,219
19,801		37,766	19,346	21,372	25,005
15,719		76,373	7,638	22,757	16,903
4,674		42,471	2,251	8,541	10,307
5,797		28,765	3,779	10,019	6,442
4,010		31,446	2,105	7,811	7,117
154,777		—	—	—	—
348,466		3,864,240	368,349	1,669,591	1,448,006
—		—	(62,604)	—	(16,617)
348,466		3,864,240	305,745	1,669,591	1,431,389
941,353		8,773,460	(62,078)	269,068	3,536,249

(1,021,110	)(a)	18,779,971	2,377,833	1,197,226	308,739
1,145,081	(a)	(18,877,353)	(3,208,993)	(3,011,852)	(30,947,223)
123,971		(97,382)	(831,160)	(1,814,626)	(30,638,484)
$1,065,324		$8,676,078	$(893,238)	$(1,545,558)	$(27,102,235)

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Statements of Operations	55

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations
Net investment income (loss)	$11,268	$13,065
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	11,268	13,065
Distributions to Shareholders
Net investment income	(18,842)	(18,562)
Net realized gain on investments	—	—
Total distributions to shareholders	(18,842)	(18,562)
Capital Share Transactions
Net capital share transactions (See Note 7)	8,091,181	(4,397,540)
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	8,091,181	(4,397,540)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,083,607	(4,403,037)
NET ASSETS
Beginning of period	187,089,087	191,492,124
End of period	$195,172,694	$187,089,087
Undistributed (over distributed) net investment income	(22,521)	(14,947)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations
Net investment income (loss)	$8,773,460	$6,682,745
Net realized gain (loss) on investments	18,779,971	7,749,721
Net change in unrealized appreciation (depreciation)	(18,877,353)	49,389,728
Increase (decrease) in net assets from operations	8,676,078	63,822,194
Distributions to Shareholders
Net investment income	(8,796,293)	(6,699,245)
Net realized gain on investments	—	—
Total distributions to shareholders	(8,796,293)	(6,699,245)
Capital Share Transactions
Net capital share transactions (See Note 7)	(6,741,844)	(6,595,058)
Redemption fees received (See Note 5)	17,978	12,131
Total increase (decrease) in net assets from capital transactions	(6,723,866)	(6,582,927)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,844,081)	50,540,022
NET ASSETS
Beginning of period	547,616,455	497,076,433
End of period	$540,772,374	$547,616,455
Undistributed (over distributed) net investment income	(63,879)	(41,046)

56	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$1,435,391	$1,606,838	$11,053,622	$12,454,726	$941,353	$783,568
47,858	43,819	89,770	(774,219)	(1,021,110)	(3,385,785)
96,921	131,567	(4,550,429)	3,605,505	1,145,081	10,239,100
1,580,170	1,782,224	6,592,963	15,286,012	1,065,324	7,636,883

(1,438,814)	(1,609,262)	(11,071,051)	(12,473,033)	(935,337)	(784,596)
(48,048)	(44,758)	—	—	—	—
(1,486,862)	(1,654,020)	(11,071,051)	(12,473,033)	(935,337)	(784,596)

8,329,281	10,326,963	70,029,482	59,773,147	1,074,528	1,906,063
—	—	—	—	16,063	18,770
8,329,281	10,326,963	70,029,482	59,773,147	1,090,591	1,924,833
8,422,589	10,455,167	65,551,394	62,586,126	1,220,578	8,777,120

76,136,864	65,681,697	309,005,937	246,419,811	60,623,891	51,846,771
$84,559,453	$76,136,864	$374,557,331	$309,005,937	$61,844,469	$60,623,891
(8,165)	(4,982)	(33,312)	(20,087)	988	(1,057)

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(62,078)	$(41,831)	$269,068	$161,299	$3,536,249	$2,586,450
2,377,833	2,690,103	1,197,226	1,125,728	308,739	(4,190,423)
(3,208,993)	1,129,887	(3,011,852)	24,006,859	(30,947,223)	8,558,860
(893,238)	3,778,159	(1,545,558)	25,293,886	(27,102,235)	6,954,887

—	—	(275,650)	(163,992)	(8,271,282)	(1,973,898)
(2,960,164)	—	—	—	—	—
(2,960,164)	—	(275,650)	(163,992)	(8,271,282)	(1,973,898)

7,236,020	6,213,869	78,066,318	23,188,646	44,338,775	7,552,578
525	145	21,946	7,560	433	1,419
7,236,545	6,214,014	78,088,264	23,196,206	44,339,208	7,553,997
3,383,143	9,992,173	76,267,056	48,326,100	8,965,691	12,534,986

29,051,350	19,059,177	114,158,674	65,832,574	135,454,935	122,919,949
$32,434,493	$29,051,350	$190,425,730	$114,158,674	$144,420,626	$135,454,935
(2,660)	(1,363)	(12,094)	(5,512)	1,425,470	1,453,755

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	57

FINANCIAL HIGHLIGHTS: Daily Income Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011		2010		2009		2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	0.02	0.05
Net realized and unrealized gain (loss) on investments	—		—		—		— (b)	—
Total from investment operations	—		—		—		0.02	0.05

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	(0.02)	(0.05)
Net realized gain	—		—		—		—	—
Total distributions	—		—		—		(0.02)	(0.05)
Redemption fee (d)	—		—		—		—	—
NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00		$1.00	$1.00
TOTAL RETURN	0.01%		0.01%		0.31%		2.14%	4.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$195,173		$187,089		$191,492		$182,011	$149,303
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68%		0.69%		0.73%		0.69%	0.71%
Ratio of net investment income to average net assets	0.01	%(a,c)	0.01	%(a,c)	0.30	%(a,c)	2.08%	4.52%
Ratio of expenses to average net assets	0.14	%(a,c)	0.24	%(a,c)	0.47	%(a,c)	0.69%	0.71%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010 and 2011.
(d)	The Daily Income Fund does not charge a redemption fee.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.26	$5.25	$5.26		$5.17		$5.10

Income from investment operations
Net investment income	0.09	0.12	0.14	(a)	0.16	(a)	0.20	(a)
Net realized and unrealized gain (loss) on investments	0.01	0.01	—	(b)	0.10		0.07
Total from investment operations	0.10	0.13	0.14		0.26		0.27

Distributions
Net investment income	(0.09)	(0.12)	(0.14)		(0.16)		(0.20)
Net realized gain	— (b)	— (b)	(0.01)		(0.01)		—
Total distributions	(0.09)	(0.12)	(0.15)		(0.17)		(0.20)
Redemption fee (c)	—	—	—		—		—
NET ASSET VALUE, END OF YEAR	$5.27	$5.26	$5.25		$5.26		$5.17
TOTAL RETURN	2.03%	2.57%	2.85%		5.16%		5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$84,559	$76,137	$65,682		$55,354		$39,463
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%	0.75%	0.78%		0.82%		0.87%
Ratio of net investment income to average net assets	1.76%	2.27%	2.73	%(a)	3.06	%(a)	4.00	%(a)
Ratio of expenses to average net assets	0.71%	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)
Portfolio turnover rate	32%	26%	28%		50%		47%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.
(c)	The Short-Term Government Securities Fund does not charge a redemption fee.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.19	$5.13	$4.72		$5.17		$5.16

Income from investment operations
Net investment income	0.17	0.23	0.33	(a)	0.27	(a)	0.22	(a)
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	0.42		(0.45)		0.01
Total from investment operations	0.10	0.29	0.75		(0.18)		0.23

Distributions
Net investment income	(0.17)	(0.23)	(0.33)		(0.27)		(0.22)
Net realized gain	—	—	(0.01)		—		—
Total distributions	(0.17)	(0.23)	(0.34)		(0.27)		(0.22)
Redemption fee (b)	—	—	—		—		—
NET ASSET VALUE, END OF YEAR	$5.12	$5.19	$5.13		$4.72		$5.17
TOTAL RETURN	1.90%	5.73%	16.38%		(3.52)%		4.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$374,557	$309,006	$246,420		$204,332		$228,591
Ratio of gross expenses before voluntary expense limitation to average net assets	0.77%	0.80%	0.83%		0.81%		0.82%
Ratio of net investment income to average net assets	3.22%	4.38%	6.62	%(a)	5.49	%(a)	4.33	%(a)
Ratio of expenses to average net assets	0.77%	0.80%	0.80	%(a)	0.80	%(a)	0.80	%(a)
Portfolio turnover rate	31%	38%	52%		56%		41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	The Short-Term Bond Fund does not charge a redemption fee.

60	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$9.31	$8.24	$6.64	$10.94	$10.57

Income from investment operations
Net investment income	0.14	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.01	1.07	1.60	(4.25)	0.37
Total from investment operations	0.15	1.19	1.71	(4.08)	0.52

Distributions
Net investment income	(0.14)	(0.12)	(0.11)	(0.22)	(0.15)
Net realized gain	—	—	—	—	—
Total distributions	(0.14)	(0.12)	(0.11)	(0.22)	(0.15)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$9.32	$9.31	$8.24	$6.64	$10.94
TOTAL RETURN	1.65%	14.47%	25.83%	(37.41)%	4.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$61,844	$60,624	$51,847	$39,786	$62,332
Ratio of net investment income to average net assets	1.52%	1.45%	1.66%	1.82%	1.44%
Ratio of expenses to average net assets	0.61%	0.62%	0.75%	0.59%	0.64%
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A	N/A

(a)	Less than $.01 per share.
(b)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	61

FINANCIAL HIGHLIGHTS: Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$30.70	$27.52	$22.03	$35.48	$35.94

Income from investment operations
Net investment income	0.50	0.38	0.40	0.59	0.83
Net realized and unrealized gain (loss) on investments	— (a)	3.18	5.49	(13.45)	0.37
Total from investment operations	0.50	3.56	5.89	(12.86)	1.20

Distributions
Net investment income	(0.49)	(0.38)	(0.40)	(0.59)	(0.83)
Net realized gain	—	—	—	—	(0.83)
Total distributions	(0.49)	(0.38)	(0.40)	(0.59)	(1.66)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$30.71	$30.70	$27.52	$22.03	$35.48
TOTAL RETURN	1.60%	13.05%	26.98%	(36.43)%	3.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$540,772	$547,616	$497,076	$422,740	$723,406
Ratio of net investment income to average net assets	1.59%	1.32%	1.71%	1.96%	2.23%
Ratio of expenses to average net assets	0.70%	0.73%	0.80%	0.70%	0.66%
Portfolio turnover rate	6%	4%	3%	6%	4%

(a)	Less than $.01 per share.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011		2010		2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.80		$5.02		$3.31		$5.87		$5.22

Income from investment operations
Net investment loss	(0.01)		(0.01)		—	(a)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.11)		0.79		1.71		(2.37)		0.91
Total from investment operations	(0.12)		0.78		1.71		(2.40)		0.86

Distributions
Net investment income	—		—		—		—		—
Net realized gain	(0.51)		—		—		(0.16)		(0.21)
Total distributions	(0.51)		—		—		(0.16)		(0.21)
Redemption fee	—	(a)	—	(a)	—	(a)	—	(a)	— (a)
NET ASSET VALUE, END OF YEAR	$5.17		$5.80		$5.02		$3.31		$5.87
TOTAL RETURN	(2.09)%		15.54%		51.66%		(40.93)%		17.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$32,434		$29,051		$19,059		$6,707		$9,001
Ratio of gross expenses before voluntary expense limitation to average net assets	1.14%		1.23%		1.74%		1.30%		1.26%
Ratio of net investment income (loss) to average net assets	(0.19	)%(b)	(0.17	)%(b)	(0.09	)%(b)	(0.61	)%(b)	(0.93)%
Ratio of expenses to average net assets	0.95	%(b)	0.95	%(b)	0.95	%(b)	0.93	%(b)	1.26%
Expense ratio of underlying exchange traded fund	N/A		N/A		N/A		0.18	%(c)	0.20%
Effective expense ratio	0.95%		0.95%		0.95%		1.11%		1.46%
Portfolio turnover rate	67%		67%		66%		96	%(d)	19%

(a)	Less than $0.01 per share.

(b)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.
(c)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(d)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$22.79	$17.04	$11.81	$18.16	$19.06

Income from investment operations
Net investment income (loss)	0.03	0.03	0.10	0.11	0.19
Net realized and unrealized gain (loss) on investments	0.10	5.75	5.23	(6.35)	0.06
Total from investment operations	0.13	5.78	5.33	(6.24)	0.25

Distributions
Net investment income	(0.03)	(0.03)	(0.10)	(0.11)	(0.19)
Net realized gain	—	—	—	—	(0.96)
Total distributions	(0.03)	(0.03)	(0.10)	(0.11)	(1.15)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$22.89	$22.79	$17.04	$11.81	$18.16
TOTAL RETURN	0.58%	33.94%	45.10%	(34.33)%	1.36%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$190,426	$114,159	$65,833	$45,041	$66,910
Ratio of net investment income (loss) to average net assets	0.17%	0.20%	0.71%	0.73%	0.99%
Ratio of expenses to average net assets	1.06%	1.17%	1.23%	1.25%	1.19%
Portfolio turnover rate	2%	4%	9%	26%	18%

(a)	Less than $.01 per share.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$7.57	$7.27	$5.90	$9.84	$9.72

Income from investment operations
Net investment income (a)	0.16	0.14	0.18	0.23	0.36
Net realized and unrealized gain (loss) on investments	(1.40)	0.27	1.35	(3.68)	0.44
Total from investment operations	(1.24)	0.41	1.53	(3.45)	0.80

Distributions
Net investment income	(0.37)	(0.11)	(0.16)	(0.37)	(0.29)
Net realized gain	—	—	—	(0.12)	(0.39)
Total distributions	(0.37)	(0.11)	(0.16)	(0.49)	(0.68)
Redemption fee	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, END OF YEAR	$5.96	$7.57	$7.27	$5.90	$9.84
TOTAL RETURN	(16.55)%	5.73%	25.93%	(35.43)%	8.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$144,421	$135,455	$122,920	$92,716	$140,971
Ratio of gross expenses before voluntary expense limitation to average net assets	1.00%	1.02%	1.06%	1.01%	1.00%
Ratio of net investment income to average net assets (a)	2.44%	2.08%	2.23%	2.73%	2.81%
Ratio of expenses to average net assets (a)	0.99%	0.99%	0.99%	0.98%	0.99%
Portfolio turnover rate	34%	44%	47%	25%	22%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable asset in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2011, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2011, the Stock Index Fund’s investment constituted 2.93% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Funds investments are valued as of the close of the New York Stock Exchange (usually 4:00 pm). Equity securities and exchange traded funds are valued at the closing price from the primary market in which the security trades. Fixed income securities are valued using the bid price provided by external pricing services. Short-term debt instruments held by the Daily Income Fund and commercial paper held by all Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities. Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the New York Stock Exchange on valuation date. The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio.

Various inputs may be used to determine the value of the Funds’ investments. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine valuations are classified into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions).

The Funds normally obtain prices for equities and fixed income securities from pricing services. Equity securities that trade on a major exchange are categorized as Level 1 in the hierarchy. In determining prices for fixed income securities, the pricing services may employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security is priced at fair value as determined in good faith in accordance with policies approved by the Board of Directors and are generally categorized as Level 2 or Level 3 in the hierarchy depending on the observability of market inputs. The International Value Fund, utilizes a pricing service to fair value foreign equity securities based on the impact of market events between the close of foreign markets and the time the net asset value is calculated. These securities are categorized as Level 2 in the hierarchy. Investments in commercial paper are valued at amortized cost and are categorized as Level 2 in the hierarchy. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy. The Stock Index Fund invests all of its assets in the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedure are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report. Additionally, the level classifications of the Master Portfolio as of December 31, 2011 are included in the Appendix.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level classifications as of December 31, 2011:

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$132,143,577	$—	$132,143,577
U.S. Government Obligations	$—	$35,391,404	$—	$35,391,404
Corporate Notes	$—	$8,243,289	$—	$8,243,289
Cash Equivalents	$18,956,604	$—	$—	$18,956,604
	$18,956,604	$175,778,270	$—	$194,734,874

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$64,747,940	$—	$64,747,940
Corporate Bonds	$—	$5,727,342	$—	$5,727,342
Mortgage Backed Securities	$—	$4,999,533	$—	$4,999,533
Municipal Bonds	$—	$4,330,469	$—	$4,330,469
Asset Backed Securities	$—	$1,734,097	$—	$1,734,097
Cash Equivalents	$2,610,910	$—	$—	$2,610,910
	$2,610,910	$81,539,381	$—	$84,150,291

Short-Term Bond Fund
Corporate Bonds	$—	$129,586,324	$—	$129,586,324
Municipal Bonds	$—	$60,230,708	$—	$60,230,708
Asset Backed Securities	$—	$54,871,426	$—	$54,871,426
Yankee Bonds	$—	$50,426,724	$—	$50,426,724
Mortgage Backed Securities	$—	$34,186,954	$—	$34,186,954
U.S. Government Obligations	$—	$32,089,351	$—	$32,089,351
Cash Equivalents	$10,463,665	$—	$—	$10,463,665
	$10,463,665	$361,391,487	$—	$371,855,152

66	Notes to Financial Statements

	Level 1	Level 2	Level 3	Total

Value Fund
Common Stocks	$533,943,246	$—	$—	$533,943,246
Cash Equivalents	$6,675,514	$—	$—	$6,675,514
	$540,618,760	$—	$—	$540,618,760

Growth Fund
Common Stocks	$32,211,545	$—	$—	$32,211,545
Cash Equivalents	$276,224	$—	$—	$276,224
	$32,487,769	$—	$—	$32,487,769

Small-Company Stock Fund
Common Stocks	$160,031,186	$—	$—	$160,031,186
Exchange Traded Fund	$13,071,540	$—	$—	$13,071,540
Cash Equivalents	$17,324,561	$—	$—	$17,324,561
	$190,427,287	$—	$—	$190,427,287

International Value Fund
Common Stocks
Foreign Equities	$—	$129,796,089	$—	$129,796,089
American Depository Receipts	$10,054,719	$—	$—	$10,054,719
Cash Equivalents	$3,441,210	$—	$—	$3,441,210
	$13,495,929	$129,796,089	$—	$143,292,018

In 2011 there were no transfers between Levels 1 and 2 or between Levels 2 and 3.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, December 31, 2011, and the date of issuance of this report in determining adjustments to the financial statement or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

Permanent book and tax basis differences, relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2011 include capital loss carryforward expirations for Daily Income Fund, paydown losses for Short-Term Government Securities and Short-Term Bond Funds, REIT transactions for Stock Index Fund, operating losses not utilized in the current year for Growth Fund, and foreign currency transactions for International Value Fund.

The tax reclassifications for 2011 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Daily Income Fund	$—	$21	$(21)
Short-Term Government Securities Fund	$240	$(240)	$—
Short-Term Bond Fund	$4,204	$(4,204)	$—
Stock Index Fund	$(3,971)	$(108,921)	$112,892
Value Fund	$—	$—	$—
Growth Fund	$60,781	$—	$(60,781)
Small-Company Stock Fund	$—	$—	$—
International Value Fund	$4,706,748	$(4,706,748)	$—

Tax character of distributions paid in 2011 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$18,842	$—	$—	$18,842
Short-Term Government Securities Fund	$1,480,554	$6,308	$—	$1,486,862
Short-Term Bond Fund	$11,071,051	$—	$—	$11,071,051
Stock Index Fund	$931,470	$—	$3,867	$935,337
Value Fund	$8,796,293	$—	$—	$8,796,293
Growth Fund	$—	$2,960,164	$—	$2,960,164
Small-Company Stock Fund	$275,650	$—	$—	$275,650
International Value Fund	$8,271,282	$—	$—	$8,271,282

Notes to Financial Statements	67

Tax character of distributions paid in 2010 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$18,562	$—	$—	$18,562
Short-Term Government Securities Fund	$1,609,262	$44,758	$—	$1,654,020
Short-Term Bond Fund	$12,473,033	$—	$—	$12,473,033
Stock Index Fund	$784,596	$—	$—	$784,596
Value Fund	$6,699,245	$—	$—	$6,699,245
Growth Fund	$—	$—	$—	$—
Small-Company Stock Fund	$163,992	$—	$—	$163,992
International Value Fund	$1,973,898	$—	$—	$1,973,898

The tax character of distributable earnings/(accumulated losses) at December 31, 2011 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward
Daily Income Fund	$—	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$1,446,045	$—
Short-Term Bond Fund	$—	$—	$(4,206,584)	$(698,258)[1]
Stock Index Fund	$—	$—	$25,241,327	$(10,698,488)[2]
Value Fund	$—	$—	$121,031,248	$(13,029,624)[3]
Growth Fund	$—	$53,038	$1,895,785	$—
Small-Company Stock Fund	$—	$—	$36,520,452	$(103,511)[4]
International Value Fund	$1,440,767	$—	$(24,173,561)	$(30,564,245)[5]

1	Short-Term Bond Fund : $698,258 expires in 2018.
2	Stock Index Fund: $1,714,680 expires in 2012, and $120,952 expires in 2013, $2,916,408 expires in 2016, $1,852,602 expires in 2017, $2,955,984 expires in 2018, and $1,137,862 has no expiration.
3	Value Fund: $13,029,624 expires in 2017.
4	Small-Company Stock Fund: $103,511 expires in 2017.
5	International Value Fund: $4,403,644 expires in 2016, $17,083,756 expires in 2017, $6,321,833 expires in 2018, and $2,755,012 has no expiration.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

Short-Term Bond Fund, Value Fund, and Small-Company Stock Fund utilized $85,566, $18,779,971, and $1,197,226, respectively, of capital loss carryforwards. $21 in capital loss carryforwards for Daily Income Fund expired in 2011.

At December 31, 2011, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$194,734,874	$—	$—	$—
Short-Term Government Securities Fund	$82,704,246	$1,520,748	$(74,703)	$1,446,045
Short-Term Bond Fund	$376,061,736	$6,050,821	$(10,257,405)	$(4,206,584)
Value Fund	$419,587,512	$171,023,861	$(49,992,613)	$121,031,248
Growth Fund	$30,591,983	$3,639,023	$(1,743,238)	$1,895,785
Small-Company Stock Fund	$153,906,835	$43,530,911	$(7,010,459)	$36,520,452
International Value Fund	$167,459,674	$4,428,481	$(28,596,137)	$(24,167,656)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2011, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	5,384,612	11,552,480
Short-Term Bond Fund	138,588,854	89,992,908
Value Fund	35,649,634	33,693,019
Growth Fund	25,840,641	21,569,975
Small-Company Stock Fund	71,324,279	2,850,006
International Value Fund	92,923,773	47,805,996

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2011, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	26,228,027	13,115,831
Short-Term Bond Fund	24,623,105	9,764,230

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

68	Notes to Financial Statements

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2011, amounted to $957,989 for Daily Income Fund, $62,604 for Growth Fund, and

$16,617 for International Value Fund. Additionally, RE Advisers paid the Daily Income Fund, $66,802 during the period, for expense reimbursements.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase.

6. OTHER

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

7. CAPITAL SHARE TRANSACTIONS

As of December 31, 2011, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2011

In Dollars

Daily Income Fund	$122,413,140	$18,440	$122,431,580	$(114,340,399)	$8,091,181
Short-Term Government Securities Fund	$25,931,557	$1,439,305	$27,370,862	$(19,041,581)	$8,329,281
Short-Term Bond Fund	$114,074,745	$10,741,470	$124,816,215	$(54,786,733)	$70,029,482
Stock Index Fund	$13,063,451	$928,041	$13,991,492	$(12,916,964)	$1,074,528
Value Fund	$86,985,952	$8,238,045	$95,223,997	$(101,965,841)	$(6,741,844)
Growth Fund	$12,153,152	$2,947,026	$15,100,178	$(7,864,158)	$7,236,020
Small-Company Stock Fund	$130,698,821	$264,621	$130,963,442	$(52,897,124)	$78,066,318
International Value Fund	$56,095,681	$8,223,937	$64,319,618	$(19,980,843)	$44,338,775

In Shares

Daily Income Fund	122,413,140	18,440	122,431,580	(114,340,399)	8,091,181
Short-Term Government Securities Fund	4,925,115	273,289	5,198,404	(3,616,420)	1,581,984
Short-Term Bond Fund	22,071,323	2,079,917	24,151,240	(10,602,625)	13,548,615
Stock Index Fund	1,385,272	99,589	1,484,861	(1,355,465)	129,396
Value Fund	2,790,319	259,231	3,049,550	(3,279,646)	(230,096)
Growth Fund	2,084,304	556,127	2,640,431	(1,369,801)	1,270,630
Small-Company Stock Fund	5,637,790	11,561	5,649,351	(2,337,788)	3,311,563
International Value Fund	7,762,335	1,321,106	9,083,441	(2,750,584)	6,332,857

Year Ended December 31, 2010

In Dollars

Daily Income Fund	$98,763,865	$18,188	$98,782,053	$(103,179,593)	$(4,397,540)
Short-Term Government Securities Fund	$23,464,276	$1,596,026	$25,060,302	$(14,733,339)	$10,326,963
Short-Term Bond Fund	$91,128,790	$12,130,425	$103,259,215	$(43,486,068)	$59,773,147
Stock Index Fund	$10,233,882	$780,373	$11,014,255	$(9,108,192)	$1,906,063
Value Fund	$60,029,598	$6,254,109	$66,283,707	$(72,878,765)	$(6,595,058)
Growth Fund	$12,660,537	$—	$12,660,537	$(6,446,668)	$6,213,869
Small-Company Stock Fund	$42,626,836	$161,875	$42,788,711	$(19,600,065)	$23,188,646
International Value Fund	$31,499,482	$1,959,866	$33,459,348	$(25,906,770)	$7,552,578

In Shares

Daily Income Fund	98,763,865	18,188	98,782,053	(103,179,593)	(4,397,540)
Short-Term Government Securities Fund	4,448,375	302,621	4,750,996	(2,794,534)	1,956,462
Short-Term Bond Fund	17,551,204	2,334,273	19,885,477	(8,371,382)	11,514,095
Stock Index Fund	1,216,440	83,821	1,300,261	(1,081,013)	219,248
Value Fund	2,126,828	223,400	2,350,228	(2,572,454)	(222,226)
Growth Fund	2,464,881	—	2,464,881	(1,258,309)	1,206,572
Small-Company Stock Fund	2,185,227	7,103	2,192,330	(1,047,138)	1,145,192
International Value Fund	4,475,380	270,269	4,745,649	(3,776,438)	969,211

Notes to Financial Statements	69

INDEPENDENT

Directors and Officers

(Unaudited)

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ directors and officers and is available without charge online at www.homesteadfunds.com or upon request by calling 1-800-258-3030.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2007-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Chairman of Compensation Committee Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None

Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

70	Directors and Officers

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter J. Tonetti 4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director Member of Audit Committee Member of Compensation Committee	2010-present	Chief Investment Officer, Hamilton College (2008-present) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	71

INTERESTED

Directors and Officers

(Unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter R. Morris* 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President Chief Executive Officer	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Investment Corporation (1990-Present)	8	RE Advisers Corporation RE Investment Corporation

Cynthia L. Dove 4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President Chief Operations Officer	2010-Present	Director, Investment Services, NRECA (1998-Present)	Not Applicable	Not Applicable

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present

Vice President of Management Advisory
Services, NRECA
(2007-Present)

Chief Compliance Officer, RE Investment
Corporation
(2005-Present)

Chief Compliance Officer, RE Advisers
Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Secretary, RE Advisers Corporation
(2005-2008)

Senior Director of Management Advisory
Services, NRECA
(2000-2007)

				Not Applicable	Not Applicable

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-present

Counsel and Director of Compliance
of NRECA
(2007-Present)

Secretary, RE Advisers Corporation
(2008-Present)

Secretary, RE Investment Corporation
(2008-Present)

Associate, Bell, Boyd & Lloyd LLP
(law firm)

(2005-2007)

				Not Applicable	Not Applicable

*	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Morris is the Vice President and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

72	Directors and Officers

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present

Director, Daily Pricing, NRECA
(2007-Present)

Treasurer and Director of RE Investment
Corporation
(2007-Present)

Treasurer and Director of RE Advisers
Corporation
(2010-Present)

Manager Mutual Fund Accounting, NRECA
(2000-2007)

				Not Applicable	Not Applicable

Directors and Officers	73

Report of Independent Registered Public

Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

February 24, 2012

74	Report of Independent Registered Public Accounting Firm

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio

December 31, 2011

COMMON STOCKS	Shares	Value

(99.2% of net assets)

CONSUMER DISCRETIONARY—10.7%
Auto Components—0.3%
BorgWarner, Inc. (a)(b)	20,140	$1,283,724
The Goodyear Tire & Rubber Co. (a)	44,719	633,668
Johnson Controls, Inc.	125,015	3,907,969
Total Auto Components		5,825,361
Automobiles—0.4%
Ford Motor Co. (a)	698,204	7,512,675
Harley-Davidson, Inc. (b)	42,702	1,659,827
Total Automobiles		9,172,502
Distributors—0.1%
Genuine Parts Co. (b)	28,604	1,750,565
Total Distributors		1,750,565
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	21,359	1,150,609
DeVry, Inc. (b)	11,157	429,098
H&R Block, Inc. (b)	53,774	878,130
Total Diversified Consumer Services		2,457,837
Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	83,150	2,714,016
Chipotle Mexican Grill, Inc. (a)	5,751	1,942,343
Darden Restaurants, Inc. (b)	24,228	1,104,312
International Game Technology	54,433	936,248
Marriott International, Inc., Class A	49,270	1,437,206
McDonald’s Corp. (b)	187,993	18,861,338
Starbucks Corp.	136,956	6,301,345
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	1,694,013
Wyndham Worldwide Corp.	28,050	1,061,131
Wynn Resorts Ltd.	14,553	1,607,961
Yum! Brands, Inc.	84,611	4,992,895
Total Hotels, Restaurants, & Leisure		42,652,808
Household Durables—0.3%
D.R. Horton, Inc. (b)	50,872	641,496
Harman International Industries, Inc.	12,779	486,113
Leggett & Platt, Inc. (b)	25,683	591,736
Lennar Corp., Class A (b)	29,389	577,494
Newell Rubbermaid, Inc.	53,500	864,025
PulteGroup, Inc. (a)(b)	62,772	396,091
Stanley Black & Decker, Inc.	31,037	2,098,101
Whirlpool Corp. (b)	14,119	669,947
Total Household Durables		6,325,003
Internet & Catalog Retail—0.8%
Amazon.com, Inc. (a)	66,841	11,570,177
Expedia, Inc. (b)	17,267	501,088
NetFlix, Inc. (a)	10,229	708,768
priceline.com, Inc. (a)	9,148	4,278,611
TripAdvisor, Inc. (a)(b)	17,600	443,696
Total Internet & Catalog Retail		17,502,340

	Shares	Value

Leisure Equipment & Products—0.1%
Hasbro, Inc.	21,255	$677,822
Mattel, Inc.	62,232	1,727,560
Total Leisure Equipment & Products		2,405,382
Media—3.1%
Cablevision Systems Corp.	40,354	573,834
CBS Corp., Class B	120,246	3,263,476
Comcast Corp, Class A	500,634	11,870,032
DIRECTV, Class A (a)	129,641	5,543,449
Discovery Communications, Inc. (a)	48,563	1,989,626
Gannett Co., Inc.	44,022	588,574
Interpublic Group of Cos., Inc.	84,640	823,547
The McGraw-Hill Cos., Inc.	53,913	2,424,468
News Corp., Class A	402,919	7,188,075
Omnicom Group, Inc. (b)	50,694	2,259,938
Scripps Networks Interactive, Inc., Class A	17,971	762,330
Time Warner Cable, Inc. (b)	58,635	3,727,427
Time Warner, Inc. (b)	183,897	6,646,038
Viacom, Inc., Class B	101,463	4,607,435
The Walt Disney Co. (b)	330,072	12,377,700
The Washington Post Co., Class B (b)	906	341,390
Total Media		64,987,339
Multiline Retail—0.8%
Big Lots, Inc. (a)	11,931	450,515
Dollar Tree, Inc. (a)	21,872	1,817,782
Family Dollar Stores, Inc. (b)	21,574	1,243,957
J.C. Penney Co., Inc. (b)	26,158	919,454
Kohl’s Corp.	46,569	2,298,180
Macy’s, Inc.	77,144	2,482,494
Nordstrom, Inc. (b)	29,730	1,477,878
Sears Holdings Corp. (a)(b)	7,168	227,799
Target Corp.	123,396	6,320,343
Total Multiline Retail		17,238,402
Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	775,677
AutoNation, Inc. (a)(b)	8,869	327,000
AutoZone, Inc. (a)	5,132	1,667,746
Bed Bath & Beyond, Inc. (a)	44,113	2,557,231
Best Buy Co., Inc. (b)	53,932	1,260,391
CarMax, Inc. (a)	41,552	1,266,505
GameStop Corp., Class A (a)(b)	25,236	608,945
The Gap, Inc. (b)	63,644	1,180,596
The Home Depot, Inc. (b)	283,231	11,907,031
Limited Brands, Inc. (b)	45,200	1,823,820
Lowe’s Cos., Inc.	230,140	5,840,953
O’Reilly Automotive, Inc. (a)	23,582	1,885,381
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	1,184
Ross Stores, Inc.	42,374	2,014,036
Staples, Inc.	128,529	1,785,268
The TJX Cos., Inc.	69,296	4,473,057
Tiffany & Co.	23,331	1,545,912

The accompanying notes are an integral part of these financial statements.	Appendix	75

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Urban Outfitters, Inc. (a)	20,285	$559,054
Total Specialty Retail		41,479,787
Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc.	53,622	3,273,087
NIKE, Inc., Class B	68,154	6,568,001
Ralph Lauren Corp.	11,851	1,636,386
VF Corp. (b)	16,021	2,034,507
Total Textiles, Apparel, & Luxury Goods		13,511,981
Total Consumer Discretionary		225,309,307

CONSUMER STAPLES—11.4%
Beverages—2.6%
Beam, Inc.	28,565	1,463,385
Brown-Forman Corp., Class B	18,536	1,492,333
The Coca-Cola Co.	417,284	29,197,361
Coca-Cola Enterprises, Inc.	57,340	1,478,225
Constellation Brands, Inc. (a)(b)	32,155	664,644
Dr Pepper Snapple Group, Inc.	39,397	1,555,394
Molson Coors Brewing Co., Class B	28,951	1,260,527
PepsiCo, Inc.	287,241	19,058,440
Total Beverages		56,170,309
Food & Staples Retailing—2.4%
Costco Wholesale Corp.	79,624	6,634,271
CVS Caremark Corp.	239,149	9,752,496
The Kroger Co.	109,726	2,657,564
Safeway, Inc. (b)	62,467	1,314,305
SUPERVALU, Inc. (b)	39,608	321,617
Sysco Corp. (b)	108,393	3,179,167
Wal-Mart Stores, Inc.	320,897	19,176,805
Walgreen Co.	163,396	5,401,872
Whole Foods Market, Inc. (b)	29,357	2,042,660
Total Food & Staples Retailing		50,480,757
Food Products—1.9%
Archer Daniels Midland Co.	122,737	3,510,278
Campbell Soup Co. (b)	32,863	1,092,366
ConAgra Foods, Inc.	76,168	2,010,835
Dean Foods Co. (a)	34,230	383,376
General Mills, Inc. (b)	118,228	4,777,593
H.J. Heinz Co. (b)	58,842	3,179,822
The Hershey Co.	28,131	1,737,933
Hormel Foods Corp. (b)	25,482	746,368
The J.M. Smucker Co.	20,920	1,635,316
Kellogg Co.	45,537	2,302,806
Kraft Foods, Inc., Class A	324,604	12,127,205
McCormick & Co., Inc. (b)	24,383	1,229,391
Mead Johnson Nutrition, Inc.	37,405	2,570,846
Sara Lee Corp.	108,555	2,053,861
Tyson Foods, Inc., Class A	53,601	1,106,325
Total Food Products		40,464,321
Household Products—2.3%
The Clorox Co.	24,240	1,613,414
Colgate-Palmolive Co.	88,926	8,215,873
Kimberly-Clark Corp.	72,410	5,326,480

	Shares	Value

The Procter & Gamble Co.	505,487	$33,721,038
Total Household Products		48,876,805
Personal Products—0.2%
Avon Products, Inc.	79,116	1,382,157
The Estee Lauder Cos., Inc., Class A	20,525	2,305,368
Total Personal Products		3,687,525
Tobacco—2.0%
Altria Group, Inc. (b)	377,826	11,202,541
Lorillard, Inc. (b)	24,808	2,828,112
Philip Morris International, Inc.	319,129	25,045,244
Reynolds American, Inc.	62,124	2,573,176
Total Tobacco		41,649,073
Total Consumer Staples		241,328,790

ENERGY—12.2%
Energy Equipment & Services—2.0%
Baker Hughes, Inc.	80,197	3,900,782
Cameron International Corp. (a)	45,057	2,216,354
Diamond Offshore Drilling, Inc. (b)	12,843	709,704
FMC Technologies, Inc. (a)(b)	43,785	2,286,890
Halliburton Co.	169,067	5,834,502
Helmerich & Payne, Inc. (b)	19,644	1,146,424
Nabors Industries Ltd. (a)	52,707	913,939
National Oilwell Varco, Inc.	77,876	5,294,789
Noble Corp. (a)	46,391	1,401,936
Rowan Cos., Inc. (a)	22,905	694,709
Schlumberger Ltd.	246,586	16,844,290
Total Energy Equipment & Services		41,244,319
Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc. (a)	40,329	823,921
Anadarko Petroleum Corp.	91,494	6,983,737
Apache Corp.	70,565	6,391,778
Cabot Oil & Gas Corp.	19,203	1,457,508
Chesapeake Energy Corp.	121,140	2,700,211
Chevron Corp.	365,886	38,930,270
ConocoPhillips (b)	243,942	17,776,054
CONSOL Energy, Inc.	41,683	1,529,766
Denbury Resources, Inc. (a)	73,013	1,102,496
Devon Energy Corp.	74,212	4,601,144
El Paso Corp.	141,702	3,765,022
EOG Resources, Inc.	49,398	4,866,197
EQT Corp. (b)	27,462	1,504,643
Exxon Mobil Corp.	880,628	74,642,029
Hess Corp.	54,758	3,110,254
Marathon Oil Corp.	129,304	3,784,728
Marathon Petroleum Corp.	65,513	2,180,928
Murphy Oil Corp.	35,562	1,982,226
Newfield Exploration Co. (a)	24,259	915,292
Noble Energy, Inc.	32,258	3,044,833
Occidental Petroleum Corp.	149,149	13,975,261
Peabody Energy Corp.	49,778	1,648,150
Pioneer Natural Resources Co.	22,489	2,012,316
QEP Resources, Inc.	32,465	951,224

76	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Range Resources Corp.	28,745	$1,780,465
Southwestern Energy Co. (a)	63,834	2,038,858
Spectra Energy Corp. (b)	119,496	3,674,502
Sunoco, Inc.	19,726	809,161
Tesoro Corp. (a)	26,348	615,489
Valero Energy Corp.	102,854	2,165,077
The Williams Cos., Inc. (b)	108,301	3,576,099
Total Oil, Gas, & Consumable Fuels		215,339,639
Total Energy		256,583,958

FINANCIALS—13.3%
Capital Markets—1.8%
Ameriprise Financial, Inc.	41,576	2,063,833
The Bank of New York Mellon Corp. (b)	222,809	4,436,127
BlackRock, Inc. (c)	18,408	3,281,042
The Charles Schwab Corp. (b)	198,362	2,233,556
E*Trade Financial Corp. (a)	46,790	372,448
Federated Investors, Inc., Class B	16,973	257,141
Franklin Resources, Inc.	26,746	2,569,221
The Goldman Sachs Group, Inc.	90,454	8,179,755
Invesco Ltd.	82,878	1,665,019
Legg Mason, Inc.	22,717	546,344
Morgan Stanley	272,690	4,125,800
Northern Trust Corp.	44,287	1,756,422
State Street Corp.	90,393	3,643,742
T Rowe Price Group, Inc. (b)	46,423	2,643,790
Total Capital Markets		37,774,240
Commercial Banks—2.6%
BB&T Corp. (b)	128,093	3,224,101
Comerica, Inc.	36,346	937,727
Fifth Third Bancorp	169,017	2,149,896
First Horizon National Corp.	48,717	389,736
Huntington Bancshares, Inc.	159,688	876,687
KeyCorp	175,120	1,346,673
M&T Bank Corp.	23,086	1,762,385
PNC Financial Services Group, Inc. (c)	96,666	5,574,728
Regions Financial Corp.	230,526	991,262
SunTrust Banks, Inc.	98,682	1,746,671
U.S. Bancorp (b)	350,633	9,484,623
Wells Fargo & Co.	968,884	26,702,443
Zions BanCorp.	33,670	548,148
Total Commercial Banks		55,735,080
Consumer Finance—0.8%
American Express Co. (b)	185,659	8,757,535
Capital One Financial Corp.	84,463	3,571,940
Discover Financial Services	100,998	2,423,952
SLM Corp.	93,424	1,251,882
Total Consumer Finance		16,005,309
Diversified Financial Services—2.7%
Bank of America Corp.	1,862,269	10,354,216
Citigroup, Inc. (b)	537,168	14,132,890
CME Group, Inc.	12,199	2,972,530

	Shares	Value

IntercontinentalExchange, Inc. (a)	13,351	$1,609,463
JPMorgan Chase & Co.	698,118	23,212,424
Leucadia National Corp.	36,356	826,735
Moody’s Corp. (b)	35,904	1,209,247
The NASDAQ OMX Group, Inc. (a)	23,588	578,142
NYSE Euronext	48,151	1,256,741
Total Diversified Financial Services		56,152,388
Insurance—3.5%
ACE Ltd.	61,888	4,339,587
Aflac, Inc.	85,769	3,710,367
The Allstate Corp.	92,860	2,545,293
American International Group, Inc. (a)	80,271	1,862,287
Aon Corp.	59,404	2,780,107
Assurant, Inc.	17,013	698,554
Berkshire Hathaway, Inc., Class B (a)	323,001	24,644,976
Chubb Corp. (b)	51,094	3,536,727
Cincinnati Financial Corp. (b)	29,632	902,591
Genworth Financial, Inc., Class A (a)	90,630	593,626
Hartford Financial Services Group, Inc.	81,848	1,330,030
Lincoln National Corp. (b)	55,265	1,073,246
Loews Corp.	56,112	2,112,617
Marsh & McLennan Cos., Inc.	98,850	3,125,637
MetLife, Inc.	194,325	6,059,053
Principal Financial Group, Inc.	56,080	1,379,568
The Progressive Corp.	113,323	2,210,932
Prudential Financial, Inc.	86,725	4,346,657
Torchmark Corp. (b)	18,703	811,523
The Travelers Cos., Inc.	75,843	4,487,630
Unum Group	53,736	1,132,217
XL Group Plc	58,906	1,164,572
Total Insurance		74,847,797
Real Estate Investment Trusts (REITs)—1.8%
Apartment Investment & Management Co.	22,349	512,016
AvalonBay Communities, Inc.	17,472	2,281,843
Boston Properties, Inc.	27,127	2,701,849
Equity Residential	54,505	3,108,420
HCP, Inc. (b)	74,930	3,104,350
Health Care REIT, Inc. (b)	34,874	1,901,679
Host Hotels & Resorts, Inc.	129,779	1,916,836
Kimco Realty Corp. (b)	74,789	1,214,573
Plum Creek Timber Co., Inc. (b)	29,641	1,083,675
ProLogis, Inc.	84,206	2,407,450
Public Storage	26,088	3,507,792
Simon Property Group, Inc.	53,980	6,960,181
Ventas, Inc.	52,905	2,916,653
Vornado Realty Trust	33,901	2,605,631
Weyerhaeuser Co.	98,574	1,840,377
Total Real Estate Investment Trusts (REITs)		38,063,325

The accompanying notes are an integral part of these financial statements.	Appendix	77

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Real Estate Management & Development—0.0%
CB Richard Ellis Group Inc. (a)	59,572	$906,686
Total Real Estate Management & Development		906,686
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc. (b)	97,596	609,975
People’s United Financial, Inc. (b)	66,203	850,708
Total Thrifts & Mortgage Finance		1,460,683
Total Financials		280,945,508

HEALTH CARE—11.8%
Biotechnology—1.2%
Amgen, Inc. (b)	145,744	9,358,222
Biogen Idec, Inc. (a)	44,633	4,911,862
Celgene Corp. (a)	81,566	5,513,862
Gilead Sciences, Inc. (a)	138,012	5,648,831
Total Biotechnology		25,432,777
Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	103,603	5,126,277
Becton Dickinson & Co. (b)	39,486	2,950,394
Boston Scientific Corp. (a)	272,264	1,453,890
C.R. Bard, Inc.	15,752	1,346,796
CareFusion Corp. (a)	41,135	1,045,240
Covidien Plc	88,642	3,989,777
DENTSPLY International, Inc. (b)	25,887	905,786
Edwards Lifesciences Corp. (a)	20,963	1,482,084
Intuitive Surgical, Inc. (a)	7,165	3,317,467
Medtronic, Inc.	193,901	7,416,713
St. Jude Medical, Inc.	58,617	2,010,563
Stryker Corp.	59,768	2,971,067
Varian Medical Systems, Inc. (a)	20,686	1,388,651
Zimmer Holdings, Inc. (a)(b)	32,927	1,758,960
Total Health Care Equipment & Supplies		37,163,665
Health Care Providers & Services—2.1%
Aetna, Inc.	66,572	2,808,673
AmerisourceBergen Corp.	47,474	1,765,558
Cardinal Health, Inc.	63,487	2,578,207
Cigna Corp.	52,456	2,203,152
Coventry Health Care, Inc. (a)	26,479	804,167
DaVita, Inc. (a)	17,165	1,301,279
Express Scripts, Inc. (a)	89,392	3,994,929
Humana, Inc.	30,044	2,632,155
Laboratory Corp. of America Holdings (a)	18,212	1,565,686
McKesson Corp.	45,120	3,515,299
Medco Health Solutions, Inc. (a)	71,136	3,976,502
Patterson Cos., Inc. (b)	16,099	475,243
Quest Diagnostics, Inc.	28,991	1,683,217
Tenet Healthcare Corp. (a)	80,364	412,267
UnitedHealth Group, Inc. (b)	195,862	9,926,286
WellPoint, Inc.	63,916	4,234,435
Total Health Care Providers & Services		43,877,055

	Shares	Value

Health Care Technology—0.1%
Cerner Corp. (a)	26,773	$1,639,846
Total Health Care Technology		1,639,846
Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc. (a)	63,803	2,228,639
Life Technologies Corp. (a)	32,750	1,274,302
PerkinElmer, Inc.	20,562	411,240
Thermo Fisher Scientific, Inc. (a)	69,508	3,125,775
Waters Corp. (a)	16,468	1,219,455
Total Life Sciences Tools & Services		8,259,411
Pharmaceuticals—6.2%
Abbott Laboratories	286,210	16,093,588
Allergan, Inc.	56,046	4,917,476
Bristol-Myers Squibb Co. (b)	311,336	10,971,481
Eli Lilly & Co. (b)	187,192	7,779,700
Forest Laboratories, Inc. (a)	49,095	1,485,615
Hospira, Inc. (a)	30,177	916,475
Johnson & Johnson	501,727	32,903,257
Merck & Co., Inc.	559,985	21,111,434
Mylan, Inc. (a)	78,379	1,682,013
Perrigo Co. (b)	17,126	1,666,360
Pfizer, Inc.	1,412,293	30,562,021
Watson Pharmaceuticals, Inc. (a)	23,363	1,409,723
Total Pharmaceuticals		131,499,143
Total Health Care		247,871,897

INDUSTRIALS—10.5%
Aerospace & Defense—2.6%
The Boeing Co.	136,555	10,016,309
General Dynamics Corp.	65,432	4,345,339
Goodrich Corp.	23,010	2,846,337
Honeywell International, Inc.	142,117	7,724,059
L-3 Communications Holdings, Inc.	18,353	1,223,778
Lockheed Martin Corp. (b)	48,752	3,944,037
Northrop Grumman Corp.	48,010	2,807,625
Precision Castparts Corp.	26,493	4,365,781
Raytheon Co. (b)	63,595	3,076,726
Rockwell Collins, Inc. (b)	27,810	1,539,840
Textron, Inc.	50,881	940,790
United Technologies Corp.	166,475	12,167,658
Total Aerospace & Defense		54,998,279
Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	30,169	2,105,193
Expeditors International of Washington, Inc.	38,965	1,596,007
FedEx Corp. (b)	58,285	4,867,380
United Parcel Service, Inc., Class B	177,296	12,976,294
Total Air Freight & Logistics		21,544,874
Airlines—0.1%
Southwest Airlines Co. (b)	143,080	1,224,765
Total Airlines		1,224,765

78	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Building Products—0.0%
Masco Corp.	65,371	$685,088
Total Building Products		685,088
Commercial Services & Supplies—0.4%
Avery Dennison Corp. (b)	19,415	556,822
Cintas Corp.	20,361	708,766
Iron Mountain, Inc.	34,115	1,050,742
Pitney Bowes, Inc. (b)	36,560	677,822
R.R. Donnelley & Sons Co. (b)	34,697	500,678
Republic Services, Inc. (b)	57,852	1,593,823
Stericycle, Inc. (a)	15,643	1,218,903
Waste Management, Inc. (b)	84,586	2,766,808
Total Commercial Services & Supplies		9,074,364
Construction & Engineering—0.2%
Fluor Corp.	31,179	1,566,745
Jacobs Engineering Group, Inc. (a)	23,547	955,537
Quanta Services, Inc. (a)	38,574	830,884
Total Construction & Engineering		3,353,166
Electrical Equipment—0.6%
Cooper Industries Plc, Class A	29,054	1,573,274
Emerson Electric Co.	135,183	6,298,176
Rockwell Automation, Inc. (b)	26,079	1,913,416
Roper Industries, Inc. (b)	17,730	1,540,205
Total Electrical Equipment		11,325,071
Industrial Conglomerates—2.3%
3M Co.	128,766	10,524,045
General Electric Co.	1,939,653	34,739,185
Tyco International Ltd.	84,885	3,964,979
Total Industrial Conglomerates		49,228,209
Machinery—2.1%
Caterpillar, Inc. (b)	118,804	10,763,642
Cummins, Inc.	35,436	3,119,077
Danaher Corp.	104,670	4,923,677
Deere & Co.	76,053	5,882,700
Dover Corp. (b)	34,065	1,977,473
Eaton Corp.	61,409	2,673,134
Flowserve Corp.	10,209	1,013,958
Illinois Tool Works, Inc. (b)	88,782	4,147,007
Ingersoll-Rand Plc	57,367	1,747,972
Joy Global, Inc.	19,314	1,447,971
PACCAR, Inc. (b)	65,823	2,466,388
Pall Corp.	21,162	1,209,408
Parker Hannifin Corp.	27,762	2,116,853
Snap-on, Inc. (b)	10,749	544,114
Xylem, Inc.	33,809	868,553
Total Machinery		44,901,927
Professional Services—0.1%
The Dun & Bradstreet Corp.	8,900	665,987
Equifax, Inc.	22,379	866,962
Robert Half International, Inc. (b)	26,211	745,965
Total Professional Services		2,278,914

	Shares	Value

Road & Rail—0.9%
CSX Corp.	192,920	$4,062,895
Norfolk Southern Corp. (b)	61,756	4,499,542
Ryder System, Inc. (b)	9,326	495,584
Union Pacific Corp. (b)	88,756	9,402,811
Total Road & Rail		18,460,832
Trading Companies & Distributors—0.2%
Fastenal Co. (b)	54,245	2,365,624
W.W. Grainger, Inc. (b)	11,151	2,087,356
Total Trading Companies & Distributors		4,452,980
Total Industrials		221,528,469

INFORMATION TECHNOLOGY—18.9%
Communications Equipment—2.1%
Cisco Systems, Inc.	987,693	17,857,489
F5 Networks, Inc. (a)	14,607	1,550,095
Harris Corp. (b)	21,243	765,598
JDS Uniphase Corp. (a)	42,587	444,608
Juniper Networks, Inc. (a)	96,659	1,972,810
Motorola Mobility Holdings, Inc. (a)	48,437	1,879,356
Motorola Solutions, Inc.	52,640	2,436,706
QUALCOMM, Inc.	308,832	16,893,110
Total Communications Equipment		43,799,772
Computers & Peripherals—4.6%
Apple, Inc. (a)	170,756	69,156,180
Dell, Inc. (a)	280,578	4,104,856
EMC Corp. (a)	374,806	8,073,321
Hewlett-Packard Co.	365,068	9,404,152
Lexmark International, Inc., Class A (b)	13,069	432,192
NetApp, Inc. (a)	65,895	2,390,012
SanDisk Corp. (a)	44,156	2,172,917
Western Digital Corp. (a)	42,959	1,329,581
Total Computers & Peripherals		97,063,211
Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	30,459	1,382,534
Corning, Inc.	288,766	3,748,183
FLIR Systems, Inc. (b)	28,593	716,826
Jabil Circuit, Inc. (b)	33,839	665,275
Molex, Inc. (b)	25,077	598,337
TE Connectivity Ltd.	77,994	2,402,995
Total Electronic Equipment, Instruments, & Components		9,514,150
Internet Software & Services—2.0%
Akamai Technologies, Inc. (a)	32,978	1,064,530
eBay, Inc. (a)	211,098	6,402,602
Google, Inc., Class A (a)	46,415	29,979,449
VeriSign, Inc. (b)	29,235	1,044,274
Yahoo!, Inc. (a)	227,897	3,675,979
Total Internet Software & Services		42,166,834
IT Services—3.9%
Accenture Plc, Class A	117,758	6,268,258

The accompanying notes are an integral part of these financial statements.	Appendix	79

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Automatic Data Processing, Inc. (b)	89,793	$4,849,720
Cognizant Technology Solutions Corp., Class A (a)	55,512	3,569,977
Computer Sciences Corp. (b)	28,395	672,962
Fidelity National Information Services, Inc.	44,581	1,185,409
Fiserv, Inc. (a)	25,886	1,520,544
International Business Machines Corp.	216,542	39,817,743
MasterCard, Inc., Class A	19,588	7,302,798
Paychex, Inc.	59,268	1,784,559
SAIC, Inc. (a)	51,008	626,888
Teradata Corp. (a)	30,763	1,492,313
Total System Services, Inc.	29,631	579,582
Visa, Inc., Class A (b)	93,442	9,487,166
The Western Union Co.	113,772	2,077,477
Total IT Services		81,235,396
Office Electronics—0.1%
Xerox Corp.	254,883	2,028,869
Total Office Electronics		2,028,869
Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a)	108,263	584,620
Altera Corp.	58,961	2,187,453
Analog Devices, Inc.	54,753	1,959,062
Applied Materials, Inc.	239,913	2,569,468
Broadcom Corp., Class A (a)	89,138	2,617,092
First Solar, Inc. (a)(b)	10,949	369,638
Intel Corp.	935,535	22,686,724
KLA-Tencor Corp. (b)	30,628	1,477,801
Linear Technology Corp.	41,799	1,255,224
LSI Corp. (a)	103,078	613,314
Microchip Technology, Inc. (b)	35,126	1,286,666
Micron Technology, Inc. (a)	181,000	1,138,490
Novellus Systems, Inc. (a)	12,279	507,000
NVIDIA Corp. (a)	112,220	1,555,369
Teradyne, Inc. (a)	33,524	456,932
Texas Instruments, Inc.	209,945	6,111,499
Xilinx, Inc. (b)	48,233	1,546,350
Total Semiconductors & Semiconductor Equipment		48,922,702
Software—3.5%
Adobe Systems, Inc. (a)	90,203	2,550,039
Autodesk, Inc. (a)	41,631	1,262,668
BMC Software, Inc. (a)	31,282	1,025,424
CA, Inc.	68,005	1,374,721
Citrix Systems, Inc. (a)	34,271	2,080,935
Electronic Arts, Inc. (a)	60,829	1,253,078
Intuit, Inc.	54,619	2,872,413
Microsoft Corp.	1,375,522	35,708,551
Oracle Corp.	722,928	18,543,103
Red Hat, Inc. (a)	35,439	1,463,276
Salesforce.com, Inc. (a)	24,990	2,535,486
Symantec Corp. (a)	135,459	2,119,933
Total Software		72,789,627
Total Information Technology		397,520,561

	Shares	Value

MATERIALS—3.5%
Chemicals—2.2%
Air Products & Chemicals, Inc.	38,672	$3,294,468
Airgas, Inc.	12,507	976,547
CF Industries Holdings, Inc.	12,016	1,742,080
The Dow Chemical Co. (b)	217,140	6,244,947
E.I. du Pont de Nemours & Co.	169,754	7,771,338
Eastman Chemical Co.	25,286	987,671
Ecolab, Inc. (b)	55,151	3,188,279
FMC Corp.	12,908	1,110,604
International Flavors & Fragrances, Inc.	14,839	777,860
Monsanto Co.	98,373	6,892,996
The Mosaic Co.	54,710	2,759,025
PPG Industries, Inc. (b)	28,376	2,369,112
Praxair, Inc.	55,077	5,887,731
The Sherwin-Williams Co.	15,827	1,412,876
Sigma-Aldrich Corp. (b)	22,134	1,382,490
Total Chemicals		46,798,024
Construction Materials—0.1%
Vulcan Materials Co.	23,637	930,116
Total Construction Materials		930,116
Containers & Packaging—0.1%
Ball Corp.	29,796	1,064,015
Bemis Co., Inc.	18,766	564,482
Owens-Illinois, Inc. (a)	30,005	581,497
Sealed Air Corp.	29,944	515,336
Total Containers & Packaging		2,725,330
Metals & Mining—0.9%
Alcoa, Inc.	195,584	1,691,802
Allegheny Technologies, Inc. (b)	19,546	934,299
Cliffs Natural Resources, Inc.	26,281	1,638,620
Freeport-McMoRan Copper & Gold, Inc.	174,164	6,407,493
Newmont Mining Corp.	90,916	5,455,869
Nucor Corp. (b)	58,196	2,302,816
Titanium Metals Corp.	15,393	230,587
United States Steel Corp. (b)	26,285	695,501
Total Metals & Mining		19,356,987
Paper & Forest Products—0.2%
International Paper Co.	80,314	2,377,295
MeadWestvaco Corp.	31,373	939,621
Total Paper & Forest Products		3,316,916
Total Materials		73,127,373

TELECOMMUNICATION SERVICES—3.1%
Diversified Telecommunication Services—2.8%
AT&T, Inc. (b)	1,088,757	32,924,012
CenturyLink, Inc.	113,479	4,221,419
Frontier Communications Corp. (b)	182,784	941,337
Verizon Communications, Inc. (b)	520,147	20,868,298

80	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

	Shares	Value

(Common Stocks continued)

Windstream Corp. (b)	106,960	$1,255,710
Total Diversified Telecommunication Services		60,210,776
Wireless Telecommunication Services—0.3%
American Tower Corp., Class A	72,214	4,333,562
MetroPCS Communications, Inc. (a)	53,415	463,642
Sprint Nextel Corp. (a)	549,844	1,286,635
Total Wireless Telecommunication Services		6,083,839
Total Telecommunication Services		66,294,615

UTILITIES—3.8%
Electric Utilities—2.1%
American Electric Power Co., Inc.	88,732	3,665,519
Duke Energy Corp. (b)	244,872	5,387,184
Edison International	59,869	2,478,577
Entergy Corp.	32,362	2,364,044
Exelon Corp.	121,820	5,283,333
FirstEnergy Corp.	76,845	3,404,233
NextEra Energy, Inc.	77,636	4,726,480
Northeast Utilities	32,462	1,170,904
Pepco Holdings, Inc.	41,666	845,820
Pinnacle West Capital Corp.	20,006	963,889
PPL Corp.	106,260	3,126,169
Progress Energy, Inc.	54,206	3,036,620
The Southern Co. (b)	158,365	7,330,716
Total Electric Utilities		43,783,488
Gas Utilities—0.1%
AGL Resources, Inc. (b)	21,370	903,096
ONEOK, Inc.	18,926	1,640,695
Total Gas Utilities		2,543,791
Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	118,488	1,402,898
Constellation Energy Group, Inc.	37,042	1,469,456
NRG Energy, Inc. (a)	42,181	764,320
Total Independent Power Producers & Energy Traders		3,636,674
Multi-Utilities—1.4%
Ameren Corp.	44,516	1,474,815
Centerpoint Energy, Inc.	78,274	1,572,525
CMS Energy Corp. (b)	46,138	1,018,727
Consolidated Edison, Inc.	53,820	3,338,455
Dominion Resources, Inc.	104,658	5,555,247
DTE Energy Co.	31,103	1,693,558
Integrys Energy Group, Inc.	14,246	771,848
NiSource, Inc. (b)	51,664	1,230,120
PG&E Corp. (b)	74,580	3,074,188
Public Service Enterprise Group, Inc.	92,959	3,068,576
SCANA Corp. (b)	21,132	952,208
Sempra Energy	44,038	2,422,090
TECO Energy, Inc. (b)	39,568	757,331

	Shares	Value

Wisconsin Energy Corp. (b)	42,501	$1,485,835
Xcel Energy, Inc.	89,112	2,463,056
Total Multi-Utilities		30,878,579
Total Utilities		80,842,532

PREFERRED STOCKS
(0.0% of net assets)

CONSUMER DISCRETIONARY—0.0%
Orchard Supply Hardware Stores Corp., Series A 0.00% (b)	315	1,184
Total Consumer Discretionary		1,184
Total Long-Term Investments (Cost $1,740,982,192)		2,091,354,194

SHORT-TERM SECURITIES
(10.7% of net assets)

MONEY MARKET FUNDS—10.6%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.22% (c)(d)(e)	170,771,686	170,771,686
Prime, SL Agency Shares, 0.18% (c)(d)(e)	53,764,558	53,764,558
Total Money Market Funds		224,536,244

	Par (000)

U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$1,550	1,549,941
Total U.S. Treasury Obligations		1,549,941
Total Short-Term Securities (Cost $226,086,223)		226,086,185
TOTAL INVESTMENTS (Cost $1,967,068,415*)—109.9%		2,317,440,379
LIABILITIES IN EXCESS OF OTHER ASSETS—(9.9)%		(209,124,171)
NET ASSETS—100%		$2,108,316,208

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,039,291,152

Gross unrealized appreciation	$562,476,334
Gross unrealized depreciation	(284,327,107)

Net unrealized appreciation	$278,149,227

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

The accompanying notes are an integral part of these financial statements.	Appendix	81

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2011

Affiliate	Shares Held at December 31, 2010	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	—		(180,047,109)[1]	170,771,686	$170,771,686	$—	$530,203
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	713,125	[2]	—	53,764,558	$53,764,558	$—	$166,200
BlackRock Inc	—	18,995		(587)	18,408	$3,281,042	$(7,268)	$74,649
PNC Financial Services Group, Inc	98,114	3,182		(4,630)	96,666	$5,574,728	$(78,804)	$112,887

[1]	Represents net shares sold.
[2]	Represents net shares purchased.

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
261	S&P 500 Index	Chicago	March 2012	$16,346,430	$59,037
•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

VALUATION INPUTS	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,091,351,826	$1,184	—	$2,091,353,010
Preferred Stocks	—	1,184	—	1,184
Short-Term Securities:
Money Market Funds	224,536,244	—	—	224,536,244
U.S. Treasury Obligations	—	$1,549,941	—	1,549,941

Total	$2,315,888,070	$1,552,309	—	$2,317,440,379

VALUATION INPUTS	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]:
Assets:
Equity contracts	$59,037	—	—	$59,037

[1]	See above Schedule of Investments for values in each sector and industry.
[2]	Derivative financial instruments are financial future contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

82	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio

December 31, 2011

ASSETS

Investments at value—unaffiliated (including securities loaned of $206,365,071) (cost—$1,733,484,351)	$2,084,048,365
Investments at value—affiliated (cost—$233,584,064)	233,392,014
Contributions receivable from investors	157,101
Investments sold receivable	334,407
Dividends receivable	3,261,668
Securities lending income receivable—affiliated	32,279
Interest receivable	72
Total assets	2,321,225,906

LIABILITIES

Collateral on securities loaned at value	212,723,572
Margin variation payable	60,767
Investment advisory fees payable	78,733
Professional fees payable	33,054
Trustees’ fees payable	13,572
Total liabilities	212,909,698
NET ASSETS	$2,108,316,208

NET ASSETS CONSIST OF

Investors’ capital	1,757,885,207
Net unrealized appreciation/depreciation	350,431,001
NET ASSETS	$2,108,316,208

The accompanying notes are an integral part of these financial statements.	Appendix	83

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio

Year Ended December 31, 2011

INVESTMENT INCOME

Dividends—unaffiliated	$45,400,452
Dividends—affiliated	187,536
Securities lending—affiliated	657,698
Income—affiliated	38,705
Interest	1,770
Total income	46,286,161

EXPENSES

Investment advisory	1,086,941
Professional	55,849
Independent Trustees	66,953
Total expenses	1,209,743
Less fees waived by advisor	(122,802)
Total expenses after fees waived	1,086,941
NET INVESTMENT INCOME	45,199,220

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments	(27,369,635)
Investments—affiliated	(86,072)
Financial futures contracts	1,361,381
Net realized loss	(26,094,326)
Net change in unrealized appreciation/depreciation on:
Investments	26,921,118
Financial futures contracts	(615,457)
Net change in unrealized appreciation/depreciation	26,305,661
TOTAL REALIZED AND UNREALIZED GAIN	211,335
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,410,555

84	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations
Net investment income	$45,199,220	$40,499,948
Net realized loss	(26,094,326)	(97,772,658)
Net change in unrealized appreciation/depreciation	26,305,661	343,783,895
Net increase in net assets resulting from operations	45,410,555	286,511,185
Capital Transactions
Proceeds from contributions	195,530,480	253,464,019
Value of withdrawals	(291,341,608)	(430,320,410)
Net decrease in net assets derived from capital transactions	(95,811,128)	(176,856,391)
NET ASSETS
Total increase (decrease) in net assets	(50,400,573)	109,654,794
Beginning of year	2,158,716,781	2,049,061,987
End of year	$2,108,316,208	$2,158,716,781

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	For Year Ended December 31,
	2011	2010	2009	2008	2007
TOTAL INVESTMENT RETURN	2.13%	15.06%	26.63%	(36.86)%	5.54%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.06%	0.05%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.08%	2.01%	2.35%	2.32%	1.98%

SUPPLEMENTAL DATA
Net assets, end of year (000)	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748
Portfolio turnover[1]	5%	9%	5%	8%	7%

[1]	Portfolio turnover rates include in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.	Appendix	85

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers, and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash

86	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financials instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master

Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of December 31, 2011

	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity Contracts	Net unrealized appreciation/depreciation*	$59,037

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Financial Futures Contracts
Equity Contracts	$1,361,381	$(615,457)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	244
Average notional value of contracts purchased	$15,517,276

Appendix	87

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s, investment advisor, an indirect wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”,) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BTC received $268,233 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS

Purchases and sales of investments excluding short-term securities for year ended December 31, 2011, were $108,528,939 and $148,812,436 respectively.

5. CONCENTRATION, MARKET AND CREDIT RISK

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Appendix	89

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert l. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

90	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian Insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (speciality pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Appendix	91

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INTERESTED TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[1]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

92	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

TRUST/MIP OFFICERS*

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010, Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55, East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officier	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Appendix	93

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

TRUST/MIP OFFICERS*

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

*	Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

94	Appendix

Homestead Funds

4301 Wilson Blvd.

Arlington, VA 22203

1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to

shareholders and others who have received

a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2.	Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees[1]
	Fiscal Year 2010	$138,000
	Fiscal Year 2011	$140,000

(b)	Audit-Related Fees
	Fiscal Year 2010	$0
	Fiscal Year 2011	$0

(c)	Tax Fees[2]
	Fiscal Year 2010	$19,000
	Fiscal Year 2011	$20,000

(d)	All Other Fees
	Fiscal Year 2010	$0
	Fiscal Year 2011	$0

[1]

These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.

[2]

These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, Small-Company Stock Fund, and Growth Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

(e)	(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

	(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)		Not applicable.

(g)		The National Rural Electric Cooperative Association paid the Funds’ principal accountant $ $354,847 in 2011 for consulting services related to upgrading accounting system and $169,562 in 2010 for consulting services related to business process improvements. The National Rural Electric Cooperative Association is a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)		Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date March 8, 2012

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 8, 2012